Exhibit 4.1


                                                    DRAFT OF MARCH 31, 1997
                                   [FORM OF POOLING AND SERVICING AGREEMENT
                                        FOR SENIOR/SUBORDINATED SECURITIES]











                HOMESIDE MORTGAGE SECURITIES, INC.

                             Seller,

                      HOMESIDE LENDING, INC.

                             Servicer

                               and

               ----------------------------------,

                             Trustee


            ------------------------------------------

                 POOLING AND SERVICING AGREEMENT

                   Dated as of ________ 1, 199_
            ------------------------------------------



   [REMIC] Multi-Class Pass-Through Certificates, Series 199_-_

                                                            Page

                                                  Part I    Part II



                         TABLE OF CONTENTS


                             ARTICLE I

                            DEFINITIONS

Section 1.01.Definitions..............................................

                            ARTICLE II

                     CONVEYANCE OF TRUST FUND;
                 ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.   Conveyance of Trust Fund.................................
Section 2.02.   Acceptance by Trustee ...................................
Section 2.03.   Representations and  ....................................
                Warranties of the Seller
Section 2.04.   Representations
                and Warranties of the Servicer...........................
Section 2.05.   Authentication
                and Delivery of Certificates
Section 2.06.   The REMICs...............................................
Section 2.07.   Designations under the REMIC
                Provisions when Trust Fund Consists
                of a Single REMIC........................................
Section 2.08.   Designations under the REMIC Provisions
                when Trust Fund Consists of Two REMICs...................
Section 2.09.   Trustee to Act as Agent in REMIC Matters.................

                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

Section 3.01.   The Servicer............................................
Section 3.02.   Collection of Mortgage Loan Payments;
                Modification of Mortgage Loans;
                Certificate Account ....................................
Section 3.03.   Collection of Taxes, Assessments and
                Other Items; Escrow Account.............................
Section 3.04.   Certain Permitted Withdrawals from
                the Certificate Account.................................
Section 3.05.   Maintenance of Primary Mortgage Insurance Policies
Section 3.06.   Maintenance of Standard Hazard
                Insurance Policies......................................
Section 3.07.   Enforcement of Due-on-Sale Clauses
                Assumption Agreements...................................
Section 3.08.   Realization Upon Defaulted Mortgage Loans..............

                                                          Page

                                                  Part I  Part   II




Section 3.09.   Trustee to Cooperate; Release of
                Mortgage Document Files..................................
Section 3.10.   Servicing Compensation; Payment of
                Certain Expenses by the Servicer
Section 3.11.   Reports to the Trustee...................................
Section 3.12.   Annual Statement as to Compliance........................
Section 3.13.   Annual Independent Public
                Accountants' Servicing Report ...........................

                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

Section 4.01.   Distributions............................................
Section 4.02.   Method of Distribution...................................
Section 4.03.   Allocation of Losses.....................................
Section 4.04.   Advances.................................................
Section 4.05.   Information Provided to the Trustee
                by the Servicer; Statements to
                Certificateholders.......................................
Section 4.06.   Adjustment of Servicing Fees;
                Compensating Interest....................................
Section 4.07.   Reports of Foreclosure and
                Abandonments of Mortgaged Property.......................
Section 4.08.   Tax and Information Returns..............................
Section 4.09.   Imposition of Tax on the Trust Fund......................

                             ARTICLE V

                         THE CERTIFICATES

Section 5.01.   The Certificates........................................
Section 5.02.   Registration of Transfer and
                Exchange of Certificates................................
Section 5.03.   Mutilated, Destroyed, Lost or
                Stolen Certificates......................................
Section 5.04.   Persons Deemed Owners....................................
Section 5.05.   Access to Certificateholders'
                Names and Addresses......................................
Section 5.06.   Determination of COFI....................................
Section 5.07.   Determination of LIBOR...................................

                                                          Page

                                               Part I     Part II



                            ARTICLE VI

                    THE SELLER AND THE SERVICER

Section 6.01.    Respective Liabilities of the Servicer....................
Section 6.02.    Merger or Consolidation of the
                 Servicer..................................................
Section 6.03.    Limitation on Liability of the
                 Seller, the Servicer and Others............................
Section 6.04.    Servicer Not to Resign.....................................
Section 6.05.    Appointment of Office or Agency............................
Section 6.06.    Errors and Omitions Insurance; Fidelity
                 Bonds......................................................

                            ARTICLE VII

                              DEFAULT

Section 7.01.    Events of Default.........................................
Section 7.02.    Other Remedies of Trustee.................................
Section 7.03.    Directions by Certificateholders and
                 Duties of Trustee During Event of
                 Default...................................................
Section 7.04.    Action upon Certain Failures of Servicer
                 and upon Event of Default.................................
Section 7.05.    Trustee to Act; Appointment of
                 Successor.................................................
Section 7.06.    Notification of Certificateholders........................

                           ARTICLE VIII

                            THE TRUSTEE

Section 8.01.    Duties of the Trustee.....................................
Section 8.02.    Certain Matters Affecting the Trustee.....................
Section 8.03.    Trustee Not Liable for Certificates
                 or Mortgage Loans.........................................
Section 8.04.    Trustee May Own Certificates..............................
Section 8.05.    Servicer to Pay Trustee's Fees
                 and Expenses..............................................
Section 8.06.    Eligibility Requirements for Trustee......................
Section 8.07.    Insurance.................................................
Section 8.08.    Resignation or Removal of Trustee.........................
Section 8.09.    Successor Trustee.........................................
Section 8.10.    Merger or Consolidation of Trustee........................

                                                          Page

                                               Part I     Part II

Section 8.11.    Appointment of Co-Trustee or Separate
                 Trustee....................................................

                            ARTICLE IX

                            TERMINATION

Section 9.01.   Purchase by the Servicer.....................................
Section 9.02.   Termination of the Agreement.................................
Section 9.03.   Termination of the Trust Fund................................

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

Section 10.01.  Employment of Agents by Servicer.............................
Section 10.02.  All Funds and Records to be Held in
                Trust........................................................
Section 10.03.  Controlling Law..............................................
Section 10.04.  Intent of this Agreement.....................................
Section 10.05.  Indulgences Not Waivers......................................
Section 10.06.  Titles Not to Affect Interpretation..........................
Section 10.07.  Attorneys' Fees..............................................
Section 10.08.  Electronic Reporting.........................................
Section 10.09.  Provisions Severable.........................................
Section 10.10.  Notices......................................................
Section 10.11.  Counterparts.................................................
Section 10.12.  Amendment....................................................
Section 10.13.  Notices to Rating Agencies...................................
Section 10.14.  Inapplicable or Modified Provisions of
                Part II......................................................

                                                          Page

                                              Part I      Part II



      Exhibits

EXHIBIT A  Forms of Certificates
EXHIBIT B  Mortgage Loans
EXHIBIT C  Form of Servicer's Certificate
EXHIBIT D  Form of Transfer Certificate as to ERISA Matters
           For ERISA-Restricted Certificates
EXHIBIT E  Form of Residual Certificate Transferee
           Affidavit
EXHIBIT F  Form of Residual Certificate Transferor Letter
EXHIBIT G  Form of Investment Letter for Restricted
           Certificates
EXHIBIT H  [Principal Balance Schedules]

                              PART I

                          R E C I T A L S

           This is a Pooling and Servicing Agreement (this "Agreement"), dated and effective as of ________, 1, 199_, among HomeSide Mortgage Securities, Inc., a corporation organized and existing under the laws of the State of Florida, as seller, HomeSide Lending, Inc., a corporation organized and existing under the laws of the State of Florida, as servicer, and _____________________, a _________________, as Trustee. This
Agreement is entered into in connection with the REMIC Multi-Class Pass-Through Certificates, Series 199_- (the "Series 199 - Certificates") being issued, hereunder. This Agreement is separated for convenience into two parts, each of which is separately paginated but the Articles and Sections of which are continuously numbered. Part I contains those provisions of this Agreement that are uniquely applicable to the particular series of certificates to which this Agreement relates; Part II contains the provisions of this Agreement that have been and are expected to be common to each Agreement that has been or will be executed by the parties hereto. This Agreement is executed at the end of
Part I, and Part II is attached to Part I as an integral part of this Agreement. Nothing in this Part I shall be deemed to modify or amend any provisions of Part II as Part II applies to any series of certificates other than the Series 199 - Certificates.

           The Table of Contents indicates whether a particular Article, Section or portion of a Section may be found in Part I or in Part II. When a Section or paragraph is found in Part I as well as in Part II, the provisions in Part I either supplement or override the provisions in Part II. If a conflict exists between the provisions of Part I and those of Part II, the provisions of
Part I shall be controlling.

                   W I T N E S S E T H T H A T :

           Section 1.01. Definitions. Capitalized terms used herein that are defined in Part II shall have the meanings given such terms in Part II. The capitalized terms used herein shall have the meanings given them below. All such meanings shall be equally applicable to the singular and the plural forms of such terms, as the context may require.

          ["Adjustment Date": With respect to each adjustable rate Mortgage Loan, the first day of the month following the month in which the first monthly payment is due (the "First
     Adjustment Date") and each anniversary of the First
     Adjustment Date.]

          "Anniversary Determination Date": The Determination
     Date occurring in ________ of each year that the Certificates are outstanding commencing in ------------.

          "Book-Entry Certificate": Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

     As of the Closing Date, each Class of Certificates, other than the Residual Certificates [and the Class ___,
     Class ___ and Class ___ Certificates] constitutes a Class of
     Book- Entry Certificates.

          "Class B Certificate": [Any Class ___, Class ___, Class
     ___, Class ___ or Class ___ Certificate.] [None.]



          "Closing Date": __________ __, 199_.



          "COFI Certificates": [The Class __ Certificates.]
     [None.]

           "Compensating Interest Payment": [None.] [With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the aggregate amount of the Servicing Fees otherwise subject to retention by the Servicer or withdrawable by the Servicer from the Certificate Account on such Distribution Date.]

           "Component":  [Any of the Class __ Components.]  [None.]

           "Component Certificates":  [The Class __ Certificates.]  [None.]

           "Cut-Off Date":  __________ 1, 199_.

          "ERISA-Restricted Certificate": [Any Class ___ or Class
     ___ Certificate.] [None.]

          "Index": [On each Adjustment Date, a rate per annum equal to] the most recent weekly average yield on U.S. Treasury securities adjusted to a constant maturity of _______________, as made available by the Board of Governors of the Federal Reserve System,] as of the date __ days prior to the Adjustment Date.] [None.]

           ["Initial Bankruptcy Loss Amount":  $     .]

           ["Initial COFI Rate":      %.]

           ["Initial Fraud Loss Amount":  $     .]

                     ["Initial LIBOR Rate":       %.]

                     ["Initial Special Hazard Loss Amount":  $     .]

          "Interest Accrual Period": With respect to any Distribution Date and any Class of Certificates [other than the LIBOR Certificates], the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs. [With respect to any Distribution Date and the LIBOR Certificates, the one-month period commencing on the 25th day of the preceding month and ending on the 24th day of the month of such Distribution Date.]

           ["Junior Certificates":  Any Class   , Class    or Class
      Certificate.]

           "Latest Possible Maturity Date": _________ 25, 20__.

           "LIBOR Certificates":  [The Class __ Certificates.]  [None.]

          ["Lower-Tier Interest": Any one of the Classes of regular interests in the Lower-Tier REMIC described as such in Section 2.06(e)

          "Notional Certificate": [A Class __, Class __ or Class
     __ Certificate.] [None.] ---------------------

          "PAC Certificates": [The Class __, Class __, and Class
     __ Certificates.] [None.]

           ["PAC Component": Any of the Class __, Class __, and Class __ components.] [None.]

           "Pass-Through Rate": [____%.] [As of any Distribution Date, the average of the Net Mortgage Rates of the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-Off Date), weighted in accordance with their respective principal balances as of such Due Date or the Cut-Off Date, as the case may be.]

          "Prepayment Assumption Multiple": ____% of the
     Prepayment Assumption.

          "Principal Balance Schedules": [The principal balance schedules attached hereto as Exhibit H which set forth the [PAC][TAC] Balances of the [PAC][TAC] Certificates.] [None.]

           "Purchaser":                       .

           "Rating Agency A Formula Amendment":  [to be specified]

          "Rating Agency B Formula Amendment": [to be specified, if applicable]

          "Rating Agencies": The nationally recognized rating agencies rating the Certificates pursuant to a request therefor from the Seller. As of the date of the initial issuance of the Certificates, the Rating Agencies are [ ].

          "Residual Certificates": Any of the Class R [and Class
     RL] Certificates.

          "Restricted Certificate": [Any Class __ Certificate.]
     [None.]

          ["Senior Certificate": Any Class __, Class __ or Class
     __ Certificate.] ------------------

          "TAC Certificates": [The Class ____, Class ___, and
     Class ___ Certificates.] [None.]

          "TAC Components": [Any of the Class ___, Class ___ or
     Class ___ -------------- Components.] [None.]

          ["Upper-Tier REMIC": One of the two separate REMICs comprising the Trust Fund, the assets of which consist of the Lower-Tier Interests.]

          "Variable Rate Certificates": [The Class __ and Class
     __ Certificates.] [None.] --------------------------

          "Voting Rights": The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. [At all times during the term of this Agreement, all Voting Rights shall be allocated among the Classes of Certificates (and among the Certificates within each Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.] [___% of all Voting Rights shall be allocated to the Certificates other than the Notional Certificates and ___% of all Voting Rights shall be allocated to the Class ___ Certificates. Voting Rights allocated to the Class ___ Certificates shall be allocated among such Certificates in proportion to their Notional Principal Balances, and Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.]


                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.06. [intentionally omitted] [The REMICs. (a) For federal income tax purposes, the Trust Fund shall consist of two REMICs, the Lower-Tier REMIC and the Upper-Tier REMIC. The Certificates, other than the Class RL Certificate, shall be issued by the Upper-Tier REMIC, and the Class RL Certificate shall be issued by the Lower-Tier REMIC. The Lower-Tier REMIC shall be evidenced by the Class RL Certificate and the regular interests having the characteristics and terms set forth in the following table, which interests (other than the Class RL Certificate) shall be issued by the Lower-Tier REMIC to the Trustee. Principal of and interest on the Lower-Tier Interests shall be allocated to the Corresponding Classes of Certificates in the manner set forth in the following table.

Class of                                            Corresponding
   Certificates(1)

                              Lower-Tier   Allocation  Allocation
Lower-Tier    Initial Lower-  Interest     of               of
Interest       Tier Balance      Rate       Principal   Interest







--------------------------
(1) Unless otherwise indicated, the amount of interest and principal allocable from a Lower-Tier Interest to its Corresponding Class or Classes of Certificates on any Distribution Date shall be 100%.

           (b) The Lower-Tier Interests shall be issued as non-certificated interests. The Class RL Certificate shall be issued in fully registered certificated form and shall be executed and countersigned as provided in Section 5.01 hereof.

           (c) For purposes of further identifying the terms of the Lower-Tier Interests, distributions of principal and interest on each Class of Lower-Tier Interests shall be considered to correspond, in timing and aggregate amount, to the distributions of principal and interest, respectively, made under Section 4.01 on the Corresponding Classes of Certificates.

           (d) On each Distribution Date, in addition to amounts otherwise distributable thereon pursuant to Section 4.01, the Trustee shall distribute to the holder of the Class RL Certificate any amounts remaining in the Lower-Tier REMIC after all amounts required to be applied pursuant to Section 2.05(c) have been so applied. Any distributions pursuant to this clause (d) shall not reduce the Certificate Principal Balance of the Class RL Certificate.]

                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

           Section 4.01.  Distributions.

           (b) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available Funds:

                [(i) to each Class of [Senior] Certificates, the Accrued Certificate Interest thereon for such Distribution Date, any shortfall in available amounts being allocated among such Classes in proportion to the amount of Accrued Certificate Interest otherwise distributable thereon;

                (ii) to each Class of [Senior] Certificates, any related Unpaid Class Interest Shortfall for such
      Distribution Date, any shortfall in available amounts being allocated among such Classes in proportion to the Unpaid
      Class Interest Shortfall for each such Class on such Distribution Date;

                (iii) to the Classes of [Senior] Certificates, in reduction of the Class Certificate Principal Balances thereof, the [Senior] Optimal Principal Amount on such Distribution Date, in the following order of priority:
     [allocations to be specified]; and

                (iv)  to the [Junior] Certificates, in the following order:
     [allocations of Accrued Certificate Interest, Unpaid Class
     Interest Shortfall and Allocable Shares of [Junior] Optimal
     Principal Amount in reduction of Class Certificate Principal
     Balances of Classes of [Junior] Certificates to be specified].]

           (c) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining amounts in the [Upper-Tier] REMIC for such Distribution Date after application of all amounts described in clause (b) of this
Section 4.01. Any distributions pursuant to this clause (c) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

           (d) If on any Distribution Date the Class Certificate Principal Balances of the [Junior] Certificates have each been reduced to zero, the [Senior] Optimal Principal Amount for such Distribution Date and each succeeding Distribution Date shall be allocated among the Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Section 4.01(b)(iii).

          [(e) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (ix) of Section 4.01(b) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any class of Junior Certificates while a prior such Class is outstanding.]

           [Section 4.03.  Allocation of Losses.

           (h) Any allocation of a Realized Loss to a Class of Certificates, or of any Junior Certificate Writedown Amount to a Class of Junior Certificates, pursuant to this Section 4.03 shall effect a corresponding allocation thereof to the corresponding Class of Lower-Tier Interests and, in the case of the principal portion of such Realized Losses and any Junior Certificate Writedown Amount, a corresponding reduction in the related Lower-Tier Balance thereof.]

                             ARTICLE V

                         THE CERTIFICATES

           Section 5.01.  The Certificates.

           (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $__________. [The Class ___ and Class ___ Certificates shall be issued in aggregate Initial Notional Principal Balances of $__________ and $_________, respectively.] Such aggregate Initial Certificate Principal Balance [(and Initial Notional Principal Balances)] shall be divided among the Classes having the designations, Class Certificate Principal Balances [(or Notional Principal Balances)] and Certificate Interest Rates (if any) as follows:

                [              Initial        [Initial
                               Class          Class
                               Certificate    Notional
                Minimum        Principal      Principal]      Certificate
Designation     Denomination   Balance        Balance        Interest Rate
Class           $              $              $                 [___%]
Class                                                           [Pass-
Class                                                           Through
Class                                                           Rate]

------------------

          (e) During the first Interest Accrual Period therefor, the Certificate Interest Rate of the Class __ Certificates shall be ____% per annum. For each subsequent Interest Accrual Period, the Certificate Interest Rate of the Class ____ Certificates shall be a per annum rate, determined by the Trustee on each Rate Determination Date, equal to [formula for determining rate on Variable Rate Certificates to be specified, whether determined by reference to LIBOR, COFI or another index].

          [Section 5.02. Registration of Transfer and Exchange of
Certificates.

           (b) As a condition to any transfer of a Restricted Certificate to any person other than a QIB (as certified by the proposed transferee in the Form of Assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit G hererto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the transferee shall complete the Form of Assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced opinion of counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with the conditions set forth in the preceding two sentences and indemnify the Trustee and the Servicer against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Servicer shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of the Restricted Certificates in a transaction exempt from the registration requirements of the Act. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

           (c) (iii) Notwithstanding the provisions of Section
5.02(b), no Opinion of Counsel or investment letter shall be required upon the original issuance of the Restricted
Certificates.]

                            [ARTICLE X

                     MISCELLANEOUS PROVISIONS

           Section 10.14  Inapplicable or Modified Provisions of Part II.

          (a) The following provision[s] of Part II of this Agreement shall be inapplicable to the Series 199 - Certificates:
[to be specified].

          (b) The following provisions of Part II of this Agreement shall be modified as set forth below for purposes of the Series 199 - Certificates: [to be specified].]

                         * * * * * * * * *

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                       HOMESIDE LENDING, INC.

                                       By__________________________
                                         Name:
                                         Title:
[SEAL]
Attest:
By____________________
  Name:
  Title:
                                       HOMESIDE MORTGAGE SECURITIES, INC.

                                       By__________________________
                                         Name:
                                         Title:
[SEAL]
Attest:
By____________________
  Name:
  Title:
                                       --------------------------------
                                                       as Trustee

                                          By______________________________
                                            Name:
                                            Title:
[SEAL]
Attest:
By____________________
  Name:
  Title:

                              PART II

                             ARTICLE I

                            Definitions

      Section 1.01 Definitions. The capitalized terms used herein shall have the meanings given them below and such meanings shall be equally applicable to the singular and the plural forms of such terms, as the context may require.

      "Accepted Servicing Practices": To the extent that there are specific servicing procedures set forth in the FNMA Guidelines from time to time in effect, those procedures shall constitute Accepted Servicing Practices; provided, however, that in no event shall the Servicer be required to obtain a deficiency judgment against a Borrower. In all other cases, the mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the origination date of the related Mortgage Loan, shall constitute Accepted Servicing Practices.

      "Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates, interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the aggregate Notional Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. Accrued Certificate Interest on each Class of Certificates shall be reduced by such Class's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall for a Mortgage Loan shall be allocated among the Classes of Certificates (other than the Notional Certificates) in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall. Interest Losses will be allocated in accordance with Section 4.03(e).

      "Adjustment Date Gross Cap": With respect to each adjustable rate Mortgage Loan, the maximum amount that the Mortgage Interest Rate can adjust upward or downward on any Adjustment Date, determined in accordance with the related Note.

      "Adjustment Date Pass-Through Cap": With respect to each adjustable rate Mortgage Loan, the maximum amount that the Net Mortgage Rate can adjust upwards or downwards on any Adjustment Date, determined in the same manner as the related Adjustment Date Gross Cap.

      "Advance":  As defined in Section 4.04.

      "Advance Date":  As defined in Section 4.04.

       "Affiliate": As to any Person, any other Person
Controlling, Controlled by or under common Control with such Person.

       "Agreement": This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      ["Allocable Share": (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of each such Class and the denominator of which is the aggregate Class Certificate Principal Balances of all of the Junior Certificates.

      (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.]

      "Assumed Monthly Payment Reduction": As of any Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of
(i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

      "Available Funds": As of any Distribution Date, the Pool
Distribution plus the amount, if any, of any Advance made in the same month.

      "Bankruptcy Coverage Termination Date": The Distribution
Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

      "Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Initial Bankruptcy Loss Amount, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-Off Date. As of any Determination Date after the first

Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and
(y) the greater of (i) the Rating Agency A Formula Amount for such Anniversary Determination Date and (ii) the Rating Agency B Formula Amount for such Anniversary Determination Date.

      The Bankruptcy Loss Amount may be further reduced by the Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Servicer shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.

      "Book-Entry Nominee":  As defined in Section 5.02(b).

      "Borrower": Any obligor on a Note or any Person that has acquired a Mortgaged Property and assumed the obligations of the obligor under the Note and the Mortgage or a Person that has acquired title to any Mortgaged Property "subject to" the lien of the Mortgage.

      "Business Day": A day other than a Saturday, Sunday, or a day on which banking institutions in the State of Florida or the state in which the Corporate Trust Office is located are authorized or obligated by law to be closed.

      "Certificate": Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

      "Certificate Account": A separate corporate trust account or accounts established by the Trustee pursuant to Section 3.02, and which must be an Eligible Account.

      "Certificateholder": The Person whose name appears as the Holder of a Certificate on the Certificate Register.

      "Certificate Interest Rate": With respect to any Class of Certificates, other than the Variable Rate Certificates, the fixed per annum rate specified in Section 5.01(b), or, if so specified in Section 5.01(b), the Pass-Through Rate. With respect to the Variable Rate Certificates, the per annum variable rate at any time at which interest accrues on such Certificates, as determined pursuant to Section 5.01(e).

     "Certificate Owner": With respect to any Book-Entry
Certificate, the person who is the beneficial owner thereof.

      "Certificate Principal Balance": As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

     "Certificate Register": A register of the Certificateholders kept by the Trustee.

     "Class": All Certificates bearing the same class designation.

     "Class Certificate Principal Balance": As to any Class of Certificates, other than the Notional Certificates, and any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

     "Class Interest Shortfall": As to any Distribution Date and any Class of Certificates, any amount by which the amount distributed to Holders of such Class of Certificates on such Distribution Date is less than the Accrued Certificate Interest thereon for such Distribution Date.

     "Code": The Internal Revenue Code of 1986, as it may be amended from time to time.

      "COFI": The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California or Nevada that are member institutions of the Eleventh Federal Home Loan Bank District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

      "COFI Determination Date": As to each Interest Accrual
Period for any COFI Certificates, the last Business Day of the calendar month preceding such Interest Accrual Period.

      "Compensating Interest Payment": With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the aggregate of the Servicing Fees that the Servicer would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

      "Component Principal Balance": As of any Distribution Date, and with respect to any Component, the initial Component Principal Balance thereof (as set forth in Section 5.01(b)) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section 4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to
Section 4.03(d).

      "Control": The power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing.

      "Corporate Trust Office": The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at [ ].

      "Cross-Over Date": The first Distribution Date on which the aggregate Class Certificate Principal Balances of the Junior
Certificates have been reduced to zero.

      "Cut-Off Date Principal Balance": The aggregate of the principal balances of the Mortgage Loans originally included in the Trust Fund remaining to be paid at the close of business on the Cut-Off Date (after deduction of all principal payments due on or before the Cut-Off Date, whether or not paid, and all principal prepayments received on or before the Cut-Off Date).

      "Debt Service Reduction": As to any Mortgage Loan and any Determination Date, the excess of (a) the then current Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the United States Bankruptcy Code, as amended from time to time.

      "Defaulted Mortgage Loan": With respect to any
Determination Date, any Mortgage Loan as to which the related
Borrower has failed to make full payments as required under the related Note for three consecutive months.

      "Deficient Valuation": As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the United States Bankruptcy

Code, as amended from time to time, pursuant to which such Mortgagor retained such Mortgaged Property.

      "Definitive Certificates":  As defined in Section 5.02(f).

      "Depository": The initial Depository shall be [The
Depository Trust Company, the nominee of which is CEDE & Co.] The
Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

      "Depository Participant": A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

      "Determination Date": With respect to any Distribution Date, the fifth Business Day prior thereto.

      "Designated Depository Institution": A depository institution (commercial bank, mutual savings bank or savings and loan association) or trust company the deposits of which are fully insured by the FDIC to the extent permitted by law.

      "Disqualified Organization": Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing; (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section
521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

      "Distribution Date": The 25th of each month after the month of the initial issuance of the Certificates, or, if the 25th is not a Business Day, the next succeeding Business Day.

      "Due Date": The first day of the month of the related
Distribution Date.

      "Eligible Account": One or more trust accounts that are maintained with a depository institution or trust company incorporated under the laws of the United States or of any state thereof or the District of Columbia and in which the amounts deposited therein are at all times in the form of Permitted Investments.

      "Escrow Account":  The meaning assigned to such term in Section 3.03.

      "Event of Default":  As defined in Section 7.01.

      "Excess Bankruptcy Loss": Any Deficient Valuation or Debt
Service Reduction, or portion thereof, occurring after the Bankruptcy Coverage Termination Date.

      "Excess Fraud Loss": Any Fraud Loss, or portion thereof, occurring after the Fraud Coverage Termination Date.

      "Excess Special Hazard Loss": Any Special Hazard Loss, or portion thereof, occurring after the Special Hazard Termination
Date.

      "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

      "FHLMC": The Federal Home Loan Mortgage Corporation, or any successor thereto.

      "FHLMC Guidelines": The guidelines, rules and regulations adopted by FHLMC that establish loan underwriting and servicing requirements for one- to four-family, first-lien, conventional residential mortgage loans purchased by FHLMC, as amended or supplemented from time to time.

      "Fixed Retained Yield": With respect to each Mortgage Loan, that portion of each payment of interest on such Mortgage Loan representing interest on such Mortgage Loan at a rate equal to the Mortgage Interest Rate minus the sum of the Pass-Through Rate and the Servicing Fee Rate, but not less than zero.

      "FNMA": The Federal National Mortgage Association, or any successor thereto.

      "FNMA Guidelines": The guidelines contained in the FNMA Seller's Guide and in the FNMA Servicing Guide pertaining to one- to four-family, first-lien, conventional residential mortgage loans, and such other rules, regulations and guidelines adopted by FNMA that establish loan servicing requirements for such mortgage loans purchased by FNMA, as amended or supplemented from time to time.

      "Fraud Coverage Termination Date": The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

      "Fraud Loss Amount": As of any Distribution Date after the Cut-Off Date, (x) prior to the first anniversary of the Cut-Off Date, an amount equal to the Initial Fraud Loss Amount minus the aggregate amount of Fraud Losses that would have been allocated to the Junior

Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-Off Date, and (y) from the first through the fifth anniversary of the Cut-Off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-Off Date and (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-Off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-Off Date. After the fifth anniversary of the Cut-Off Date the Fraud Loss Amount shall be zero.

      "Fraud Losses": Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

      "Holder":  A Certificateholder.

      "Impairment Policy":  As defined in Section 3.06.

      "Initial Certificate Principal Balance": With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

      "Initial Notional Principal Balance": With respect to any
Notional Certificate, the Notional Principal Balance of such
Certificate or any predecessor Certificate on the Closing Date.

      "Insurance Expenses": Expenses incurred by the Servicer in connection with collecting on any Insurance Policy, including, without limitation, legal fees and expenses incurred by the Servicer in the prosecution of actions to collect on any such Insurance Policy.

      "Insurance Policy": Any insurance policy maintained pursuant to Section 3.05 or 3.06, including all riders and endorsements thereto.

      "Insurance Proceeds": Any amounts paid upon settlement of claims filed under an Insurance Policy, and the proceeds of any other insurance policy, bond or similar instrument providing coverage for a Mortgage Loan or a Mortgaged Property, including, without limitation, those referred to in Section 3.05 or 3.06, net of amounts to be applied to the restoration, preservation or repair of the related Mortgaged Property or released to the related Borrower in accordance with the Servicer's normal servicing procedures.

      "Interest Losses":  As defined in Section 4.03(e).

      "Interest Shortfall": With respect to any Distribution Date and each Mortgage Loan that during the related Prepayment Period was the subject of a partial Principal Prepayment or

Principal Prepayment in full, or constitutes a Relief Act
Mortgage Loan, an amount determined as follows:

           (a) partial Principal Prepayments: [one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment];

           (b) Principal Prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.02): the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment; and

           (c) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

      "Junior Certificate Writedown Amount": As to any Distribution Date, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date.

      "Junior Optimal Principal Amount": As to any Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate Certificate Principal Balances of the Junior Certificates immediately prior to such Distribution
Date):

     (i) the Junior Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

    (ii) the Junior Prepayment Percentage of all Voluntary
Principal Prepayments in part received during the related
Prepayment Period, and 100% of any Senior Optimal Principal
Amount not distributed to the Senior Certificates on such Distribution Date, together with the

Junior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan that was the subject of a Voluntary
Principal Prepayment in full received from the related Mortgagors during such Prepayment Period;

   (iii) the excess, if any, of (x) the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of the Senior Optimal Principal Amount on such Distribution Date;

    (iv) the Junior Prepayment Percentage of the Scheduled
Principal Balance of each Mortgage Loan that was purchased on such Distribution Date pursuant to Sections 2.02, 2.03, 2.04,
3.02, 3.08 or 9.01; and

     (v) the Junior Prepayment Percentage of the Substitution
Amount for any Mortgage Loan substituted during the month of such Distribution Date.

After the Class Certificate Principal Balances of the Junior
Certificates have been reduced to zero, the Junior Optimal
Principal Amount shall be zero.

      "Junior Percentage": As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

      "Junior Prepayment Percentage": As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date. After the aggregate Certificate Principal Balances of the Senior Certificates have been reduced to zero, the Junior Prepayment Percentage shall be 100%. After the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

      "Laws": All statutes, rules, regulations, ordinances, orders, or decrees of any federal or state government or political subdivision, agency or public official thereof that apply to or affect a Mortgage Loan or Mortgaged Property or the services and obligations of the Seller, the Servicer or the Trustee under this Agreement.

      "Lender's Title Insurance Policy": An ALTA or CLTA (extended coverage) lender's title insurance policy, 1970 form, issued by a Qualified Insurer, including all riders or endorsements thereto, together with such additional endorsements as are required by FHLMC Guidelines with respect to conventional Mortgage Loans, including without limitation negative amortization riders if applicable to the related Mortgage Loan in an amount not less than the original principal balance of the Mortgage Loan, insuring the mortgagee and its successors and assigns that the Mortgage constitutes a valid first lien on the Mortgaged Property, subject only to (a) liens for real estate taxes and governmental improvement assessments not delinquent;

(b) easements and restrictions that do not adversely affect the marketability of title to the Mortgaged Property or prohibit or interfere with the use of the Mortgaged Property as a single-family residential dwelling; or (c) such other exceptions as are acceptable under FHLMC Guidelines and practices or are acceptable to mortgage lending institutions generally.

      "LIBOR": London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered quotations of major banks), as determined pursuant to Section 5.08.

      "LIBOR Determination Date": The second London Business Day immediately preceding the commencement of each Interest Accrual
Period for any LIBOR Certificates.

      "Lifetime Gross Cap": With respect to each adjustable rate
Mortgage Loan, the maximum Mortgage Interest Rate payable on it at any time, as set forth in the Note.

      "Lifetime Gross Minimum": With respect to each adjustable rate Mortgage Loan, the minimum Mortgage Interest Rate, if any, payable on it at any time, as set forth in the Note.

      "Lifetime Pass-Through Cap": With respect to each adjustable rate Mortgage Loan, the maximum Net Mortgage Rate payable on it at any time, as set forth in the Mortgage Loan
Schedule.

      "Lifetime Pass-Through Minimum": With respect to each adjustable rate Mortgage Loan, the minimum Net Mortgage Rate, if any, payable on it at any time, as set forth in the Mortgage Loan
Schedule.

      "Liquidated Loan": Any defaulted Mortgage Loan as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan have been recovered.

      "Liquidation Expenses": Expenses incurred by the Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof, including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section 3.06 with respect to the related Mortgage Loan and any unreimbursed expenditures for real property taxes or for property restoration or preservation relating to the Mortgaged Property that secured such Mortgage Loan.

      "Liquidation Proceeds": All funds (i) received by the Servicer in final repayment of a Mortgage Loan, whether upon Principal Prepayment in full by the Borrower or REO Disposition, sale by deed-in-lieu of foreclosure, proceeds of foreclosure of the Mortgaged Property, a judgment, writ of attachment or order of levy against the Borrower or his assets,

Insurance Proceeds, or otherwise, net of amounts required to be paid to the Borrower pursuant to applicable laws or the terms of the Note, or (ii) constituting proceeds of the repurchase pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01 by the
Seller or the Servicer, as the case may be, of a Mortgage Loan or related Mortgaged Property owned by the Trustee.

      "London Business Day": Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

      "Loss Allocation Limitation":  As defined in Section 4.03(b).

      "LTV": The ratio obtained by dividing the principal balance of a Mortgage Loan by the Original Value thereof.

      "Margin": With respect to each adjustable rate Mortgage Loan, the fixed rate set forth in the Note which, when added on any Adjustment Date for such Mortgage Loan to the Index with respect to such Adjustment Date, the sum being rounded up pursuant to the Note (if so provided therein), shall equal the current Mortgage Interest Rate for such Mortgage Loan, subject to the Adjustment Date Gross Cap, the Lifetime Gross Minimum and the Lifetime Gross Cap for such Mortgage Loan.

      "Material Defect":  The meaning assigned to such term in Section 2.02.

      "Modified Mortgage Loan": Any Mortgage Loan which the
Servicer has modified pursuant to Section 3.02.

      "Monthly Payment": The scheduled monthly payment on a Mortgage Loan for any month. Monthly Payments shall be deemed to include payments or Advances made in respect of any Mortgage Loan as to which the Mortgaged Property securing such Mortgage Loan has been acquired by the Trustee and that portion of Net Liquidation Proceeds equal to delinquent Monthly Payments at the time of the related liquidation, Principal Prepayment or repurchase.

      "Mortgage": A mortgage, deed of trust or other instrument given as security for a Note, together with any rider, addendum or amendment thereto, as amended from time to time.

      "Mortgage Assignment": An instrument duly executed and in recordable form assigning a Mortgage (or several Mortgages) legally sufficient for the jurisdiction in which the applicable
Mortgaged Property is located.

      "Mortgage Document File": As to each Mortgage Loan, the documents described in Section 2.01(b)(i)-(viii), and any additional documents required to be added to the Mortgage
Document File pursuant to this Agreement.

      "Mortgage Interest Rate": The annual rate at which interest accrues on any Mortgage Loan pursuant to the Note, equal to the "Mortgage Interest Rate" set forth with respect thereto on the Mortgage Loan Schedule and, in the case of adjustable rate Mortgage Loans, as adjusted from time to time on each Adjustment Date for such Mortgage Loan to equal the Index related to such Adjustment Date plus the Margin for such Mortgage Loan, the sum of which is rounded up pursuant to the Note (if so provided therein) subject to the Adjustment Date Gross Cap, the Lifetime Gross Cap and the Lifetime Gross Minimum for such Mortgage Loan.

      "Mortgage Loan": A mortgage loan transferred and assigned to the Trustee pursuant to Section 2.01 and from time to time held as a part of the Trust Fund (including, from and after the date of substitution, any Substitute Mortgage Loan), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

      "Mortgage Loan Schedule": The schedule, attached hereto as Exhibit B, which identifies each Mortgage Loan by loan number, address of Mortgaged Property and name of the Borrower, principal balance as of the Cut-Off Date, Mortgage Interest Rate as of the Cut-Off Date, Servicing Fee Rate, first payment date and maturity date of the Mortgage Loan and, to the extent applicable, the following: the First Adjustment Date, the Lifetime Gross Cap, the Lifetime Gross Minimum, the Lifetime Pass-Through Cap and the Lifetime Pass-Through Minimum.

      "Mortgaged Property":  The property securing a Note.

      "Net Insurance Proceeds":  Insurance Proceeds net of Insurance Expenses.

      "Net Interest Shortfall": With respect to any Distribution
Date, the excess, if any, of the aggregate Interest Shortfalls for such Distribution Date over any Compensating Interest Payment for such Distribution Date.

      "Net Liquidation Proceeds": Liquidation Proceeds net of
Liquidation Expenses.

      "Net Mortgage Rate": With respect to any fixed rate Mortgage Loan, the related Mortgage Interest Rate less the Servicing Fee Rate. With respect to any adjustable rate Mortgage
Loan: (i) prior to the related First Adjustment Date, the Mortgage Interest Rate less the Servicing Fee Rate; and (ii) from and after the First Adjustment Date, the Index applicable to the related Mortgage Interest Rate plus the Margin, the sum being rounded up pursuant to the Note (if so provided therein), less the Servicing Fee Rate, subject to the Adjustment Date Pass-Through Cap, the Lifetime Pass-Through Cap and the Lifetime Pass-Through Minimum.

      "Non-Book-Entry Certificate": Any Certificate other than a
Book-Entry Certificate.

      "Non-Primary Residence Loan": Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

      "Non-Recoverable Advance": Any Advance or portion thereof as to which the Servicer has not been fully reimbursed following the earlier to occur of (a) final liquidation of the related Mortgage Loan or Mortgaged Property, or (b) a determination by the Servicer that such Advance will not be recoverable, whether from Net Liquidation Proceeds, Net Insurance Proceeds or otherwise. No amount shall be deemed a Non-Recoverable Advance hereunder until the Servicer shall have delivered to the Trustee an Officer's Certificate identifying the related Mortgage Loan, describing the circumstances and certifying that such amount is a Non-Recoverable Advance.

      "Non-U.S. Person":  As defined in Section 4.02(c).

      "Note": Any promissory note, together with any rider, addendum or amendment thereto, that evidences a Mortgage Loan, as amended from time to time.

      "Notional Principal Balance": As to any Distribution Date and any Notional Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of all Certificates of the same Class for such Distribution Date.

      "Officer's Certificate": A certificate signed by an officer (authorized to sign an Officer's Certificate and, in the case of the Servicer, whose name and specimen signature appear on a list of authorized officers furnished by the Servicer to the Trustee) of the Person required to provide such certificate or, if no such Person is identified, the Servicer. The text of any particular Officer's Certificate may be stamped upon a document constituting a portion of a Mortgage Document File so long as such stamped text is signed by an officer authorized to sign an Officer's Certificate.

      "Opinion of Counsel": A written opinion of counsel, which counsel shall be acceptable to the Seller and the Trustee.

      "Original Value": In the case of a refinanced Mortgage Loan, the appraised value of the related Mortgaged Property established by an appraisal satisfactory to the Servicer, whether or not delivered at the time of the origination of the Mortgage Loan; otherwise, the lesser of (a) the purchase price of the Mortgaged Property actually paid by the Borrower at the time of the origination of the Mortgage Loan or (b) the appraised value of the Mortgaged Property established in an appraisal satisfactory to the Servicer which was delivered at the time of origination of the Mortgage Loan.

      "Other Originator": An originator of a Mortgage Loan, other than the Seller.

      "OTS": The Office of Thrift Supervision of the Department of Treasury of the United States, or any successor thereto.

      "Outstanding Mortgage Loan": As to any Due Date, a Mortgage
Loan which was not the subject of a Principal Prepayment in full prior to such Due Date, which did not become a Liquidated
Mortgage Loan prior to such Due Date and which was not repurchased prior to such Due Date pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01.

      "Ownership Interest": As to any Residual Certificate, any record or beneficial interest in such Certificate.

      "PAC Balance": As to any Distribution Date and any Class of
PAC Certificates, the Balance designated as such for such Distribution Date and such Class as set forth in the Principal
Balance Schedules.

      "Percentage Interest": With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

      "Permitted Investments":  One or more of the following:

           (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

           (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt ratings of each Rating Agency, or such lower rating as will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

           (iii) commercial or finance company paper which has the highest rating available from each Rating Agency, or such lower rating as will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

           (iv) certificates of deposit, demand or time deposits or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper or long-term unsecured debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company), in the case of commercial paper, has received a rating in one of the two highest rating categories available for such securities by each Rating Agency (provided that, if such rating is not in the highest rating category available, such investment shall have a maturity not exceeding 30 days) and, in the case of long-term unsecured debt obligations, have received a rating in the highest rating category available for such securities by each Rating Agency, or such lower rating as will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

           (v) demand or time deposits or certificates of deposit issued by any bank or trust company, savings and loan association or savings bank and fully insured by the FDIC;

           (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in the highest rating category available to such issuers by each Rating Agency throughout the duration of such agreements;

           (vii) repurchase obligations with respect to any security described in (i) above, or any other security issued or guaranteed by an agency or instrumentality of the United States, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above or with another entity the commercial paper of which has the highest rating available from each Rating Agency;

           (viii) securities (other than stripped bonds, stripped coupons or securities providing for payment of both principal and interest derived from obligations underlying such instrument if the principal and interest payments with respect to such instrument provide a yield to maturity in excess of 120% of the yield to maturity at par of such underlying obligations) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have then received the highest rating available from each Rating Agency, or such lower rating as will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency;

           (ix) units of taxable money market funds which are regulated investment companies, seek to maintain a constant net asset value per share, invest solely in obligations backed by the full faith and credit of the United States, and have the highest rating available from each Rating Agency that assigns ratings to such funds; and

           (x) such other investments bearing interest or sold at a discount the investment in which will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating then assigned to the Certificates by either Rating Agency.

      "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Plan": Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

      "Pool Distribution": On any Distribution Date, an amount equal to all previously undistributed Pool Receipts received by the Servicer on or before the related Determination Date except:

           (i) amounts received on particular Mortgage Loans as late payments or other recoveries of principal or interest (including Net Liquidation Proceeds and Net Insurance Proceeds) with respect to which the Servicer previously made an unreimbursed Advance, and in an amount not in excess of such Advance;

           (ii) amounts representing reimbursement for
Non-Recoverable Advances and amounts representing reimbursement for certain losses and expenses incurred by the Servicer and described herein;

          (iii) that portion of each Borrower's payment of interest on a particular Mortgage Loan equal to the Servicing
Fee, adjusted, if applicable, as provided in Section 4.06 with respect to Principal Prepayments;

          (iv) amounts representing all or part of a Monthly Payment due on any Mortgage Loan after the immediately preceding Due
Date;

           (v) all Principal Prepayments and Liquidation Proceeds received after the related Prepayment Period and all related payments of interest representing interest for any period of time after the last day of the related Prepayment Period; and

           (vi) any other amounts not included in the Pool
Distribution in accordance with this Agreement.

      "Pool Receipts": All payments or other receipts actually received on account of principal and interest on the Mortgage Loans or property acquired in respect thereof due after the Cut-Off Date, including Principal Prepayments, Liquidation Proceeds, amounts received pursuant to Section 4.05 and proceeds of the repurchase of Mortgage Loans, if any, pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01, and the Substitution
Amount, if any, with respect to any Substitute Mortgage Loan, but excluding the Fixed Retained Yield and any Advances.

      "Pool Scheduled Principal Balance": As to any Distribution Date, the aggregate of the Scheduled Principal Balances of all the Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, the Cut-Off
Date).

      "Prepayment Assumption": The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

      "Prepayment Distribution Trigger": As of any Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balances of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds
(y) such percentage calculated as of the Closing Date.

      "Prepayment Period": With respect to any Distribution Date, the period beginning on the first day of the month preceding the month in which such Distribution Date occurs through the last day of such preceding month.

      "Primary Mortgage Insurance Policy": A mortgage guaranty insurance policy issued by a Qualified Insurer, in form and substance satisfactory to the Seller, insuring, to the extent set forth therein, against loss sustained by reason of a default by a Borrower in the payment of principal and interest on a Mortgage Loan, together with all riders and endorsements thereto, or any replacement policy therefor.

      "Primary Servicer": Any servicer with which the Servicer has entered into a servicing agreement, as described in Section
3.01.

      "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of receipt.

      "Prohibited Transaction": Any transaction so classified in
Section 860F(a)(2) of the Code or in the REMIC Provisions.

      "Property Protection Expenses": With respect to any Mortgage Loan, any expenses paid or incurred by or for the account of the Servicer in accordance with the related Mortgage for (a) real estate property taxes and property repair, restoration, replacement, protection and preservation expenses,
(b) premiums for maintenance of any Standard Hazard Insurance Policy, (c) premiums for maintenance of any Primary Mortgage Insurance Policy, (d) maintenance charges, common area charges and assessments, and (e) similar expenses reasonably paid or incurred to preserve or protect the value of the related Mortgage.

      "Purchase Price": An amount equal to the principal balance of a Mortgage Loan repurchased pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01 plus all accrued and uncollected interest at the Pass-Through Rate on the Scheduled Principal Balance of such Mortgage Loan to and including the last day of the month during which such repurchase occurs; provided that, if a Mortgage Loan is repurchased as a result of an inaccuracy in the Mortgage Loan Schedule as to the Scheduled Principal Balance of such Mortgage Loan as of the Cut-Off Date, the principal balance of such Mortgage Loan shall be deemed, for purposes of calculating the Purchase Price, to be the Scheduled Principal Balance as stated as of the Cut-Off Date in the Mortgage Loan Schedule, less any subsequent payments of principal on such Mortgage Loan.

      "Qualified Insurer": An insurance company or surety or bonding company the claims paying ability of which is rated in one of the two highest ratings categories by each Rating Agency or at a level that will not cause any Rating Agency to downgrade the Certificates.

      "Real Property": Land or improvements thereon such as buildings or other inherently permanent structures thereon (including items that are structural components of the buildings or structures), in each such case as such terms are used in the REMIC Provisions.

      "Realized Loss": Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses and Insurance Expenses).

      "Record Date": The last Business Day of the month immediately preceding the month of the related Distribution Date.

      "Reference Banks":  As defined in Section 5.08.

      "REMIC": A "real estate mortgage investment conduit," as such term is defined in the Code.

      "REMIC Provisions": The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

      "REO Account": An account established by the Servicer in which it holds all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and in trust for the Trustee for the benefit of the Certificateholders.

      "REO Disposition": The final sale by the Servicer of a Mortgaged Property acquired by the Servicer in foreclosure or by a deed-in-lieu of foreclosure.

      "REO Mortgage Loan":  A Mortgage Loan associated with an REO Property.

      "REO Property": A Mortgaged Property acquired by the
Servicer through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan, as described in
Section 3.08.

      "Scheduled Principal Balance": As to any Mortgage Loan and any Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding such Distribution Date as specified in the then applicable amortization schedule relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period or Debt Service Reduction) after giving effect to (i) any Principal Prepayment received prior to such Due Date, and (ii) the payment of any principal due on such Due Date, irrespective of any delinquency in payment by the related Borrower.

      "Seller": HomeSide Mortgage Services, Inc., and its permitted successors and assigns.

      "Senior Certificate Principal Balance": As of any
Distribution Date, the sum of the Certificate Principal Balances of the Senior Certificates.

      "Senior Optimal Principal Amount": As to any Distribution
Date, an amount equal to the sum of:

      (i) the Senior Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

         (ii) the Senior Prepayment Percentage of all Voluntary Principal Prepayments in part received during the related Prepayment Period, together with the Senior Prepayment Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full received from the related Mortgagor during such Prepayment Period;

        (iii) the lesser of (x) the Senior Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Loan (other than in respect of Mortgage Loans described in clause (B)) during the related Prepayment Period and
(B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, as reduced in each case by the Senior Percentage of the principal portion of any Excess Bankruptcy Losses (other than those attributable to Debt Service Reductions), Excess Fraud Losses and Excess Special Hazard Losses, and (y) the Senior Prepayment Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Loan (other than Mortgage Loans described in clause
(B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

         (iv) the Senior Prepayment Percentage of the Scheduled
Principal Balance of each Mortgage Loan that was purchased on such Distribution Date pursuant to Sections 2.02, 2.03, 2.04,
3.02, 3.08 or 9.01; and

      (v) the Senior Prepayment Percentage of the Substitution
Amount for any Mortgage Loan substituted during the month of such Distribution Date.

      "Senior Percentage": As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by the sum of the Certificate Principal Balances of all the Certificates immediately prior to such Distribution Date.

      "Senior Prepayment Percentage": For any Distribution Date occurring prior to the fifth anniversary of the first
Distribution Date, 100%. Thereafter:

          (i) for any Distribution Date on or after the fifth anniversary of the first Distribution Date, to and including the Distribution Date immediately prior to the sixth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 70% of the Junior Percentage for such Distribution Date;

         (ii) for any Distribution Date on or after the sixth anniversary of the first Distribution Date, to and including the Distribution Date immediately prior to the seventh anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 60% of the Junior Percentage for such Distribution Date;

        (iii) for any Distribution Date on or after the seventh anniversary of the first Distribution Date, to and including the Distribution Date immediately prior to the eighth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 40% of the Junior Percentage for such Distribution Date;

         (iv) for any Distribution Date on or after the eighth anniversary of the first Distribution Date, to and including the Distribution Date immediately prior to the ninth anniversary of the first Distribution Date, the Senior Percentage for such Distribution Date plus 20% of the Junior Percentage for such Distribution Date; and

          (v) for any Distribution Date thereafter, the Senior
Percentage for such Distribution Date.

Notwithstanding the foregoing, if on any Distribution Date the Senior Percentage exceeds the Senior Percentage as of the Cut-Off
Date, the Senior Prepayment Percentage for such Distribution Date will equal 100%.

In addition, notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage shall occur on any Distribution Date unless at least one of the following two tests is satisfied:

      Test I: If, as of the last day of the month preceding such Distribution Date, (1) not more than an average of 2% of the dollar amount of all Monthly Payments on the Mortgage Loans due in each of the preceding six months were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund), and (2) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balances of the Junior Certificates as of the Cut-Off Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs during the period described in subparagraph (i) of this definition, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (ii) of this definition, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (iii) of this definition, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (iv) of this definition, and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs thereafter; or

      Test II: If, as of the last day of the month preceding such Distribution Date, (1) not more than an average of 4% of the dollar amount of all Monthly Payments on the Mortgage Loans due in each of the preceding three months were delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust Fund), and (2) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the

Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (i) of this definition, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (ii) of this definition, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (iii) of this definition, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs during the period described in subparagraph (iv) of this definition, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs thereafter.

      "Servicer": HomeSide Lending, Inc. and its permitted successors and assigns.

      "Servicing Fee": With respect to any Mortgage Loan and any month, the monthly fee payable to the Servicer pursuant to
Section 3.10 for the servicing of such Mortgage Loan, such fee being an amount paid out of each full payment of interest received on such Mortgage Loan, calculated on a Mortgage Loan by Mortgage Loan basis and equal to the principal balance of such Mortgage Loan on which interest accrued in the related month multiplied by one-twelfth of the Servicing Fee Rate.

      "Servicing Fee Rate": As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

      "Servicing Officer": Any individual involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Servicer in the form of an Officer's Certificate, as such list may from time to time be amended.

      "Single Certificate": A hypothetical Certificate with a Denomination of $1,000.

      "Special Hazard Loss": (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property and (b) any loss caused by or resulting from:

      (1)  normal wear and tear;

      (2) conversion or other dishonest act on the part of the Trustee, the Servicer or any of their agents or employees; or

      (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property.

      "Special Hazard Loss Amount": As of any Distribution Date, an amount equal to the Initial Special Hazard Loss Amount minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-Off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of
(x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Servicer and approved by each Rating Agency, which amount shall not be less than $500,000.

      "Special Hazard Percentage": As of each anniversary of the Cut-Off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

      "Special Hazard Termination Date": The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

      "Standard Hazard Insurance Policy": The policy of standard hazard insurance or any replacement policy maintained by the Servicer pursuant to Section 3.06 and issued by a Qualified
Insurer.

      "Substitute Mortgage Loan":  As defined in Section 2.02.

      "Substitution Amount": With respect to any Substitute
Mortgage Loan, the excess of the Scheduled Principal Balance of the Mortgage Loan which is being replaced over the Scheduled
Principal Balance of the Substitute Mortgage Loan.

      "TAC Balance": As to any Distribution Date and any Class of
TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

      "Transferee": Any Person who acquires or is acquiring by Transfer any Ownership Interest in a Residual Certificate.

      "Trustee":    , as trustee, and any other Person that shall
succeed to its duties as trustee of the Trust Fund.

      "Trust Fund": The corpus of the trust established hereby, the ownership interests in which are represented by the Certificates. The Trust Fund shall consist of:

      (a) the Mortgage Loans conveyed by the Seller to the Trustee hereunder and not repurchased as provided in this Agreement;

      (b) all payments on or collections in respect of the Mortgage Loans due after the Cut-Off Date, but not including earnings on amounts in the Certificate Account or on Permitted Investments of the funds therein, or the Fixed Retained Yield;

      (c) all property acquired by foreclosure or deed-in-lieu of foreclosure with respect to the Mortgage Loans; and

      (d) all rights of the Trustee or the Servicer under all Insurance Policies required to be maintained with respect to the Mortgage Loans.

      "Uninsured Cause": Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies maintained pursuant to Section 3.06.

      "Unpaid Class Interest Shortfall": As to any Distribution Date and any Class of Certificates, the amount, if any, by which the aggregate of the Class Interest Shortfalls for such Class for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates in respect of interest pursuant to any applicable provisions of Section 4.01(b).

      "Voluntary Principal Prepayment": With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.02).

                            ARTICLE II

                     Conveyance of Trust Fund
                 Original Issuance of Certificates

           Section 2.01  Conveyance of Trust Fund.

      (a) The Seller hereby irrevocably assigns to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all of the Seller's right, title and interest in and to the Mortgage Loans (including all scheduled payments of principal and interest due thereon after the Cut-Off Date, but received by the Seller on or before the Cut-Off Date, but not including the Fixed Retained Yield, payments of principal and interest due thereon on or before the Cut-Off Date or principal prepayments received on or before the Cut-Off Date, together with all its right, title and interest in and to the proceeds of the Insurance Policies), to be held by the Trustee in the Trust Fund.

      (b) The Seller herewith delivers to the Trustee the following documents pertaining to each of the Mortgage Loans identified in the Mortgage Loan Schedule:

          (i) the original Note, endorsed by the Seller without recourse to the Trustee;

           (ii) the original recorded Mortgage Assignment to the Trustee or, if such Mortgage Assignment has not been returned from the applicable public recording office, a copy of such Mortgage Assignment certified by the Seller to be a true and complete copy of the original Mortgage Assignment submitted for recording; provided, however, that in states where, as evidenced by an Opinion of Counsel from counsel other than Seller's in-house counsel, such recording is not required to protect the Trustee's interest in the Mortgage Loan against the claim of any other transferee or any successor to or creditor of the Seller or the originator of such Mortgage Loan, which opinion shall also be provided to the Trustee, any such unrecorded Mortgage Assignment shall be in recordable form;

           (iii) the original Mortgage, as recorded, with evidence of recording indicated thereon or, if the original Mortgage has not been returned from the applicable recording office, a copy of the Mortgage certified by the Seller to be a true and complete copy of the original Mortgage submitted for recording;

           (iv) originals of any assumption, modification, consolidation, extension or substitution agreements;

           (v) if the Seller is not the originator of the Mortgage Loan, the original recorded Mortgage Assignments of the Mortgage showing a complete chain of assignment from the Other Originator to the Seller or, if such Mortgage Assignments have not been returned from the applicable public recording office, a copy of each such Mortgage Assignment certified by the Seller to be a true and complete copy of the original Mortgage Assignment submitted for recording;

           (vi) an Officer's Certificate to the effect that a Lender's Title Insurance Policy was issued on the date of the origination of the Mortgage Loan and that such policy is valid and remains in full force and effect;

           (vii) an Officer's Certificate to the effect that any insurance policies covering the Mortgaged Property, including the Primary Mortgage Insurance Policy and the Standard Hazard
Insurance Policy or the Impairment Policy, remain in full force and effect; and

           (viii) an Officer's Certificate to the effect that an appraisal for each Mortgage Loan is held by the Servicer.

      Any Officer's Certificate delivered under this Section 2.01 may refer to specific Mortgage Loans or may describe generally the Mortgage Loans to which it refers. In the case of Mortgage Loans that have been prepaid in full after the Cut-Off Date and prior to the Closing Date, the Seller shall, in lieu of delivering the above documents to the Trustee, simultaneously with the execution and delivery of this Agreement deposit in the Certificate Account the amount of such payment that is required to be deposited in the Certificate Account pursuant to Section
3.02 and deliver to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

      Although the parties intend that the conveyance of the Seller's right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, the parties intend that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on the Mortgage Loans, all other payments made in respect of the Mortgage Loans (except to the extent specified in Section 2.01(a)), and all proceeds of any thereof, and that this Agreement shall constitute a security agreement under applicable law.

      Section 2.02 Acceptance by Trustee. If the Seller cannot deliver the original recorded documents described in Section 2.01(b)(ii), (iii) or (v) on the Closing Date, the Seller shall, promptly upon receipt thereof and in any case not later than 45 days from the Closing Date, deliver such original recorded documents to the Trustee (unless the Seller is delayed in making such delivery by reason of the fact that such documents shall not have been returned by the appropriate recording office). The original documents described in the Officers' Certificates to be delivered pursuant to Section 2.01(b)(vi)-(viii) shall be held by the Servicer in trust for the benefit of the Trustee and shall be available for inspection by the Trustee. Notwithstanding anything to the contrary contained in Section 2.01 or this Section 2.02, in those instances where the public recording office retains the original Mortgage or Mortgage Assignment after it has been recorded, the Seller shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee of a copy of the recorded original of such document, certified by the public recording office to be a true and complete copy of such recorded document. The Seller shall, at its expense, promptly cause the Servicer to record in the appropriate public office for real property records each Mortgage Assignment, except in states where, as evidenced by an Opinion of Counsel, such recording is not required to protect the Trustee's interest in the Mortgage Loan against the claim of any other transferee or any successor to or creditor of the Seller.

      By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Mortgage Loans and receipt of the original Notes and, subject to the provisions of Section 2.01 and the review provided in this Section 2.02, of the documents referred to in Section 2.01(b)(i)-(iii) and
(v)-(viii) and, to the extent included, any documents referred to in Section 2.01(b)(iv), and declares that it holds and will hold such documents in trust in the Trust Fund, upon the conditions herein set forth, for the use and benefit of all Certificateholders.

      The Trustee agrees, for the benefit of the Certificateholders, to review each Mortgage Document File within 45 days after execution and delivery of this Agreement to ascertain that all documents referred to in Section 2.01(b)(i)-(iii) and (v)-(viii), and any documents referred to in
Section 2.01(b)(iv) which were included in the delivery of a Mortgage Document File, have been received, executed and not torn, mutilated or otherwise defaced, and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. In so doing, the Trustee may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon. If, during the course of such review, the Trustee discovers any document or documents constituting a part of a Mortgage Document File not to have been executed or received, to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or to have been torn, mutilated or otherwise defaced, the Trustee shall give immediate written notice (which notice shall specify the date of discovery of such defect) to the Seller. The Seller shall have a period of 90 days from the date such notice is given to the Seller within which to correct or cure any such defect, provided, however, that if the Trustee shall not have received a document by reason of the fact that such document shall not have been returned by the appropriate recording office then the Seller shall have until a date one and one half years from the Cut-Off Date to correct or cure such defect. If any defect which materially and adversely affects the interests of the Certificateholders (a "Material Defect") in any Mortgage Loan (a "Defective Mortgage Loan") cannot be corrected or cured, the Seller will, not later than three months after the Trustee's notice with respect to such Material Defect, either (i) repurchase the Defective Mortgage Loan from the Trustee at the Purchase Price or (ii) substitute for the Defective Mortgage Loan a new mortgage loan (a "Substitute Mortgage Loan"); provided, however, that no such substitution shall (A) be made after the two-year period beginning on the Closing Date, (B) result in the downgrading or withdrawal of the rating of the Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency or (C) be made under circumstances that would cause any portion of the proceeds to be subject to the 100% tax on Prohibited Transactions imposed by Section 860F(a)(1) of the Code, would cause any Substitute Mortgage Loan not to constitute a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code or would cause a loss of REMIC status, as evidenced by an Opinion of Counsel provided to the Trustee. Any Substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Servicer in the Certificate Account pursuant to Section 3.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the Defective Mortgage Loan, (e) be, in the reasonable determination of the Servicer, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Servicer, in compliance with the representations and warranties contained in Section 2.03(b) as of the date of substitution. The Trustee may rely on an Opinion of Counsel with respect to the determination of a Material Defect. In the case of a repurchase of a Mortgage Loan, the Purchase Price shall be deposited by the Seller in the Certificate Account. In the case of a Substitute Mortgage Loan, the Mortgage Document File relating thereto shall be delivered to the Trustee and the Substitution Amount, if any, shall be deposited by the Seller in the Certificate Account. Upon deposit in the Certificate Account of the Purchase Price or upon the Trustee's receipt of a Mortgage Document File relating to any Substitute Mortgage Loan and the deposit in the Certificate Account of any additional funds required to be delivered therewith, and a written certification signed by a Servicing Officer certifying as to the delivery thereof, the Trustee shall release to the Seller the related Mortgage Document File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller the Trustee's and the Trust Fund's legal and beneficial ownership of the Mortgage Loan replaced or repurchased. It is understood and agreed that the obligation of the Seller to repurchase or replace any Mortgage Loan as to which such a Material Defect in a constituent document exists shall constitute the sole remedy with respect to such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. In connection with any repurchase or substitution of a Mortgage Loan, the Seller shall deliver to the Trustee an Officer's Certificate confirming that such repurchase or substitution was made in conformance with the requirements of this Agreement.

      The Trustee shall hold that portion of the Trust Fund delivered to the Trustee consisting of "instruments" (as such term is defined in Section 9-105(i) of the Uniform Commercial Code as in effect in the State of on the date hereof) in the State of , and except as otherwise specifically provided in this Agreement shall not remove such instruments from the State of , unless it receives an Opinion of Counsel that in the event the transfer of the Mortgage Loans to the Trustee is deemed not to be a sale, after such removal, the Trustee will possess a first perfected security interest in such instruments.

      Section 2.03 Representations and Warranties of the Seller.
(a) The Seller hereby represents and warrants to the Trustee that as of the Closing Date or as of such date specifically provided herein that:

           (i) The Seller is duly organized, validly existing and in good standing as a Delaware corporation and is conducting its business so as to comply in all material respects with all applicable rules and regulations of the jurisdictions in which it is conducting business.

           (ii) The Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and assuming due authorization, execution and delivery by the Servicer and the Trustee, this Agreement constitutes a valid and binding obligation of the Seller, enforceable against it in accordance with its terms, except that the enforceability hereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

           (iii) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect its performance hereunder;

           (iv) There is no litigation pending or, to the Seller's knowledge, threatened, which, if determined adversely to the Seller, would adversely affect the execution, delivery or enforceability of this Agreement or have a material adverse effect on the performance of the Seller hereunder; and

           (v) The Seller is not a party to or bound by any agreement or instrument or subject to any articles of association, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or which require the consent of any third Person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement.

      (b) The Seller hereby represents and warrants to the Trustee as to the Mortgage Loans assigned to the Trustee by it that as of the Closing Date (and as to any Substitute Mortgage
Loan as of the date of substitution) or as of such date specifically provided herein that:

           (i) The information set forth in the Mortgage Loan
Schedule was true and correct in all material respects at the date or dates with respect to which such information is furnished;

           (ii) Each Mortgage constitutes a valid and enforceable first lien on the Mortgaged Property, including all improvements thereon, subject only to (A) the lien of current real property taxes and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally and specifically referred to in the Lender's Title Insurance Policy delivered to the originator of the Mortgage Loan and not adversely affecting the value of the Mortgaged Property; and (C) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

           (iii) Each Primary Mortgage Insurance Policy has been issued by a mortgage insurance company licensed to do business in the state where the related Mortgaged Property is located, approved by FHLMC or FNMA and having claims-paying ability acceptable to each Rating Agency for mortgage pass-through certificates rated in one of the two highest long term rating categories by such Rating Agency. The provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Each Mortgage Loan which has an LTV greater than 80% is subject to a Primary Mortgage Insurance Policy insuring, at a minimum, that portion of the principal amount of the Mortgage Loan in excess of 75% of the original value, and obligating the Borrower thereunder to maintain such insurance and to pay all premiums and charges in connection therewith;

           (iv) As of the Closing Date, no Mortgage Loan was more than 30 days delinquent in payment, no Mortgage Loan had more than one delinquency during the preceding 12-month period and no such delinquency extended for more than 30 days;

           (v) At the time each Mortgage Loan was originated and, to the best knowledge of the Seller, as of the Closing Date, there are no delinquent taxes, assessments or other outstanding charges affecting the Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

           (vi) As of the Closing Date, there is no offset, defense or counterclaim to any Note or Mortgage, including the obligation of the Borrower to pay the unpaid principal of or interest on such Note, except that no representation or warranty is made with respect to the effect of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, on any Note or Mortgage;

           (vii) At the time each Mortgage Loan was originated and, to the best knowledge of the Seller, as of the Closing Date, there are no mechanics' liens or claims for work, labor or material affecting the premises subject to any Mortgage which are or may be a lien prior to, or of equal priority with, the lien of such Mortgage, except those which are insured against by the Lender's Title Insurance Policy referred to in (x) below;

           (viii) To the best knowledge of the Seller, as of the Closing Date, the physical property subject to any Mortgage is free of material damage and is in good repair;

           (ix) Each Mortgage Loan was originated in compliance with and complied at the time of origination in all material respects with applicable Laws, including usury, equal credit opportunity and disclosure laws, and was originated by a Person legally authorized to do so in the jurisdiction in which the Mortgaged Property is located;

           (x) Each Mortgage Loan is covered by a Lender's Title Insurance Policy (or other generally acceptable form of lender's title insurance policy acceptable to FNMA or FHLMC) insuring the priority of the lien of the Mortgage in the original principal amount of such Mortgage Loan, subject to the exceptions set forth in Section 2.03(b)(ii), and each such policy is in full force and effect. No claims have been made under such Lender's Title Insurance Policy, and no prior holder of the related Mortgage, including the Seller, has, by act or omission, done anything which would impair the coverage of such Lender's Title Insurance Policy;

           (xi) To the best knowledge of the Seller, on the Closing Date, the property subject to each Mortgage will be lawfully occupied under applicable law;

           (xii) Each Note is payable in monthly installments of principal and interest, with interest payable in arrears on a monthly basis over an original term of not more than 30 years;

           (xiii) Each Mortgage Loan is secured by an interest in Real Property having a fair market value (i) at least equal to 80 percent of the principal balance of the Mortgage Loan at the time the Mortgage Loan was originated or (ii) at least equal to 80 percent of the principal balance of the Mortgage Loan at the Closing Date, provided that, for purposes of this Section 2.03(b)(xiii), the fair market value of the Real Property interest must first be reduced by the amount of any lien on the Real Property interest that is senior to the Mortgage Loan, and must further be reduced by a proportionate amount of any lien that is in parity with the Mortgage Loan;

           (xiv) All buildings upon the Mortgaged Properties are either insured by Standard Hazard Insurance Policies against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Properties are located, or substantially similar coverage is available pursuant to an Impairment Policy. All such Standard Hazard Insurance Policies or any Impairment Policy are in effect and on the date of origination the Standard Hazard Insurance Policies contained a standard mortgagee clause naming the Seller or Other Originators as mortgagee, and, to the best of the Seller's knowledge, such clause is still in effect and all premiums thereon have been paid. If any Mortgaged Property is located in an area identified by the Secretary of Housing and Urban Development as having special flood hazards, such Mortgaged Property is covered by flood insurance or an Impairment Policy. The Mortgage obligates the Borrower thereunder to maintain the Standard Hazard Insurance Policy at the Borrower's cost and expense, and on the

Borrower's failure to do so authorizes the holder to obtain and maintain such insurance at the Borrower's cost and expense and to seek reimbursement thereof from the Borrower;

           (xv) Immediately prior to the assignment to the Trust Fund the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any lien, claim, charge, encumbrance or interest of any kind and had full right and authority, subject to no interest (including any security interest), lien or participation of, or agreement with, any other party, to transfer, sell and assign the same;

           (xvi) With respect to each Mortgage Loan secured by a unit in a planned unit development (except de minimis planned unit developments) or by a townhouse, the Seller has applied project approval guidelines which substantially conform to the project approval guidelines of FNMA or FHLMC;

           (xvii) All appraisals are on forms acceptable to either FNMA or FHLMC, including information regarding three comparable properties;

           (xviii) In the case of each Mortgage Loan secured by a condominium unit, such condominium unit is owner-occupied as a primary residence and is located in a condominium project either approvable or warrantable under FHLMC Guidelines or FNMA
Guidelines;

           (xix) To the best of the Seller's knowledge, neither the Seller nor any prior holder of the Mortgage Loan has modified the related Mortgage or Note in any material respect, satisfied, canceled or subordinated such Mortgage or Note in whole or in part, released all or any material portion of the Mortgaged Property from the lien of the Mortgage, or executed any instrument of release, cancellation or satisfaction;

           (xx) To the best of the Seller's knowledge, neither the Seller nor any prior holder of the Mortgage Loan has advanced funds or received any advance of funds by a party other than the Borrower, directly or indirectly, for the payment of any amount required by the related Note or the related Mortgage, except for
(i) funds deposited in the buy-down reserve for each buy-down mortgage loan and (ii) interest accruing from the date of the Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which precedes by 30 days the first due date under the related Note;

            (xxi) Each of the Mortgage Loans is secured by property held in fee simple;

           (xxii) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans made in any disclosure document delivered to prospective investors in the Certificates, which would be adverse to the interests of the Certificateholders have been utilized in selecting the Mortgage Loans from the Seller's portfolio;

           (xxiii) Any unrecorded Mortgage Assignment provided to the Trustee has been executed by a duly authorized officer of the Seller and is in recordable form; and

           (xxiv) As of the Cut-Off Date, each Mortgage Loan is a
"qualified mortgage" as defined in Section 860G(a)(3) of the Code.

      It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive delivery of the respective Mortgage Document Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee. Upon discovery by the Seller or the Trustee (or upon notice thereof from any Certificateholder) of a material breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, or if the Trustee or the Servicer discovers that a Mortgage Loan is a "defective obligation" within the meaning of the REMIC Provisions and the defect is one that, had it been discovered before the Closing Date, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, the party discovering such breach (or receiving notice thereof from any Certificateholder) shall give immediate written notice (which notice shall specify the date of discovery of such breach) to the other parties hereto. Within 90 days of such discovery, the Seller shall cure such breach in all material respects or shall either (i) repurchase such Mortgage Loan from the Trustee at the Purchase Price and in the manner set forth in Section 2.02(i) or (ii) substitute for such Mortgage Loan a Substitute Mortgage Loan in the manner described in Section 2.02(ii); provided, however, that no such substitution shall (A) result in the downgrading or withdrawal of the rating of the Certificates by either Rating Agency, as evidenced by a letter from each Rating Agency, or (B) be made under circumstances that would cause any portion of the proceeds to be subject to the 100% tax on Prohibited Transactions, would cause any Substitute Mortgage Loan not to constitute a "qualified replacement mortgage" within the meaning of Section 860G(a)(4) of the Code or would cause a loss of REMIC status, as evidenced, in the case of a Substitute Mortgage Loan, by an Opinion of Counsel provided to the Trustee. In the case of a repurchase of a Mortgage Loan, the Purchase Price shall be deposited by the Seller in the Certificate Account. In the case of a Substitute Mortgage Loan, the Mortgage Document File relating thereto shall be delivered to the Trustee and the Substitution Amount, if any, shall be deposited by the Seller in the Certificate Account. Upon deposit in the Certificate Account of the Purchase Price or upon receipt by the Trustee of a Mortgage Document File relating to any Substitute Mortgage Loan and the deposit in the Certificate Account of any additional funds required to be delivered therewith, and a written certification signed by a Servicing Officer certifying as to the delivery thereof, the Trustee shall release to the Seller the related Mortgage Document File, and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Seller or its designee title to any Mortgage Loan repurchased or replaced pursuant hereto. It is understood and agreed that the obligation of the Seller to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy with respect to such breach available to Certificateholders or the Trustee on behalf of the Certificateholders.

      Section 2.04 Representations and Warranties of the
Servicer. The Servicer hereby represents and warrants to the Trustee that as of the Closing:

           (i) The Servicer is duly organized, validly existing and in good standing as a Florida corporation and has all licenses necessary to carry on its business as now being conducted and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located if the laws of such state require licensing or qualification in order to service the Mortgage Loans, and in any event the Servicer was, is and will be in compliance in all material respects with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of each Mortgage Loan in accordance with the terms of this Agreement; the Servicer is an approved Seller/Servicer for FNMA and FHLMC in good standing and a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Section 203 of the National Housing Act;

           (ii) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Seller and the Trustee, this Agreement constitutes a valid and binding obligation of the Servicer, enforceable against it in accordance with its terms;

           (iii) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would affect its performance hereunder;

           (iv) There is no litigation pending or, to the Servicer's knowledge, threatened, which, if determined adversely to the Servicer, would adversely affect the execution, delivery or enforceability of this Agreement or have a material adverse effect on the financial condition of the Servicer; and

           (v) The Servicer is not a party to or bound by any agreement or instrument or subject to any articles of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation which now or in the future may materially and adversely affect the ability of the Servicer to perform its obligations under this Agreement or which requires the consent of any third Person to the execution of this Agreement or the performance by the Servicer of its obligations under this Agreement.

      It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the respective Mortgage Document Files to the Trustee until the termination of this Agreement, and shall inure to the benefit of the Trustee. Upon discovery by the Seller, the Servicer, the Trustee or any Certificateholder of a breach of any of the foregoing representations and warranties that materially and adversely affects the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties and to each Rating Agency. Within 90 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects; provided, however, that if the Servicer breaches its representation and warranty set forth in subsection (i) above concerning compliance with state licensing or qualification requirements, and the Servicer is diligently attempting to cure such breach and is unable to do so within 90 days for reasons beyond its control, the 90-day period shall be extended for so long as the Servicer is diligently attempting to cure such breach in accordance with the provisions of this Section 2.04. In the event of any such extension, on or before the expiration of the initial 90-day period the Servicer shall provide, and the Trustee shall request and upon such request the Servicer shall provide every 90 days thereafter an Officer's Certificate to the Trustee setting forth the efforts being taken to cure such breach. It is understood and agreed that the obligation of the Servicer to cure any breach of a representation or warranty pursuant to this
Section 2.04 shall constitute the sole remedy with respect to the related breach of representation and warranty in this Section
2.04 available to the Certificateholders, the Seller or the Trustee on behalf of the Certificateholders, subject to Section 7.01(ii).

      Section 2.05 Authentication and Delivery of Certificates. By its execution and delivery of this Agreement, the Trustee acknowledges the assignment to it of the Trust Fund and, concurrently with such assignment, will cause to be authenticated and delivered to or upon the order of the Seller, in exchange for the Trust Fund, Certificates in authorized denominations evidencing the entire ownership of the Trust Fund receipt of which is acknowledged by the Seller's execution and delivery of this Agreement.

      Section 2.07. Designations under the REMIC Provisions When
Trust Fund Consists of a Single REMIC. Subject to the provisions of Section 2.08, the following designations under the REMIC
Provisions shall apply:

           (a) The Servicer and the Trustee hereby designate the Classes of Certificates identified in Section 5.01(b), other than the Class R Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interests," in the REMIC established hereunder for purposes of the REMIC Provisions.

           (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

           (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof, irrevocably appoints the Trustee as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

           (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

      Section 2.08. Designations under the REMIC Provisions When Trust Fund Consists of Two REMICs. If Section 2.06 provides that, for federal income tax purposes, the Trust Fund shall consist of two REMICs, the Lower-Tier REMIC and the Upper-Tier REMIC, then the provisions of Section 2.07 above shall be of no effect and the following designations under the REMIC Provisions shall apply:

           (a) The Servicer and the Trustee hereby designate the Lower-Tier Interests identified in Section 2.06(a) above as "regular interests," and the Class RL Certificate as the single class of "residual interests," in the Lower-Tier REMIC for purposes of the REMIC Provisions.

      The Servicer and the Trustee hereby designate the Classes of Certificates identified in Section 5.01(b), other than the Class R Certificate, as "regular interests," and the Class R Certificate as the single class of "residual interests," in the Upper-Tier REMIC for purposes of the REMIC Provisions.

           (b) The Closing Date will be the "Startup Day" for each of the Upper-Tier REMIC and Lower-Tier REMIC established hereunder for purposes of the REMIC Provisions.

           (c) The "tax matters person" with respect to the Upper-Tier REMIC established hereunder for purposes of the REMIC Provisions shall be the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof, irrevocably appoints the Trustee as its agent and attorney-in-fact to act as "tax matters person" with respect to the Upper-Tier REMIC established hereunder for purposes of the REMIC Provisions.

      The "tax matters person" with respect to the Lower-Tier REMIC for purposes of the REMIC Provisions shall be the beneficial owner of the Class RL Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class RL Certificate, by its acceptance thereof, irrevocably appoints the Trustee as its agent and attorney-in-fact to act as "tax matters person" with respect to the Lower-Tier REMIC established hereunder for purposes of the REMIC Provisions.

           (d) The "latest possible maturity date" of the regular interests in the Upper- Tier REMIC and Lower-Tier REMIC established hereunder is the Latest Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

      Section 2.09. Trustee to Act as Agent in REMIC Matters. (a) It is intended that the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) formed hereunder shall constitute, and that the affairs of the Trust Fund shall be conducted so as to qualify the Trust Fund (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of the Trust Fund and the respective Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

           (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Trustee shall act as the representative of the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times in the manner required by the Code;

           (iii) make or cause to be made an election, on behalf of the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.06 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

           (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

           (vi) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

           (vii) maintain such records relating to the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

      (b) Also in furtherance of the intention described in paragraph (a) above, the Servicer hereby covenants and agrees that it shall:

           (i) use its best reasonable efforts to conduct the affairs of the REMIC (or each of the Upper-Tier REMIC and the Lower-Tier REMIC, as the case may be) established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

           (ii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) established hereunder or that would subject the Trust Fund to tax, except for taxes for which the Servicer is required to indemnify the REMIC (or the Lower-Tier REMIC, as the case may be) pursuant to Section 3.02;

           (iii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in Section 5.01(b), or exercise reasonable care not to allow the creation of any "interests" (A) in the Upper-Tier REMIC within the meaning of section 860D(a)(2) of the Code in addition to the interests represented by the Classes of Certificates identified in Section 5.01(b), other than the Class RL Certificate, and (B) in the Lower-Tier REMIC within the meaning of Section 860D(a)(2) of the Code other than the interests represented by the Lower-Tier Interests identified in Section 2.05(a) and the Class RL Certificate, as the case may be;

           (iv) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless (1) the Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) established hereunder to fail to qualify as a REMIC or (2) such "prohibited transactions" arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.02;

           (v) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC, except such as may arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.02; and

           (vi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Seller, the Servicer, the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

      The Servicer shall be entitled to be reimbursed pursuant to
Section 3.04 for any federal income taxes paid by it pursuant to clause (v) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Trustee in the performance of its obligations hereunder.

                            ARTICLE III

                   Administration and Servicing
                         of Mortgage Loans

      Section 3.01 The Servicer. The Servicer shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and the provisions of this Agreement and shall have the power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. To the extent that any provisions of this Agreement are inconsistent with Accepted Servicing Practices, the provisions of this Agreement shall control. The Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Trustee shall furnish the Servicer with any powers of attorney and other documents that the Servicer determines are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

      Costs incurred by the Servicer with respect to Property Protection Expenses may be added by the Servicer to the amount owing under the related Note where the terms of such Note so permit; provided, however, that the addition of any such cost shall not be taken into account for purposes of calculating the distributions to be made to Certificateholders or the Servicing Fee. Such costs shall be recoverable by the Servicer pursuant to
Section 3.04.

      The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

      If the Servicer enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Servicer shall perform master servicing with respect thereto, the Servicer shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Servicer shall be obligated to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Servicer whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Servicer and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Servicer has been removed as the servicer hereunder pursuant to Section 6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Servicer's rights and interests (but not to any obligations or liabilities of the Servicer arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under
Section 7.02.

      In the case of any adjustable rate Mortgage Loans, the Servicer shall make periodic Mortgage Interest Rate and payment adjustments in compliance with applicable regulatory requirements and the Notes, and which reflect changes in the Index. The Servicer shall establish procedures to monitor the Index in order to assure that it uses the appropriate value for the Index in determining an interest rate change, and it will comply with those procedures. In the event the Index is no longer available, the Servicer will choose a new comparable index not under the control of the Servicer or its Affiliates and provide the Borrower with notice of the new index sufficient under law and the Mortgage Document File documents. The Servicer shall execute and deliver all appropriate notices required by applicable laws and regulations and the Mortgage Document File documents regarding such Mortgage Interest Rate adjustments and payment adjustments. Each adjustment in the Mortgage Interest Rate paid by the Borrower shall result in an adjustment to the related Monthly Payment. If the Servicer fails to make a timely adjustment in the Mortgage Interest Rate or Monthly Payment pursuant to a Note, the Servicer shall use its own funds to satisfy any shortage in the Borrower's remittance attributable to such failure so long as such shortage shall continue.

      Section 3.02 Collection of Mortgage Loan Payments; Modification of Mortgage Loans; Certificate Account. The Servicer, acting alone or through one or more Primary Servicers, shall use its best reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and conditions of any Insurance Policies, follow such normal collection procedures as it deems necessary and advisable. The Servicer shall not agree to any modification of the material terms of any Mortgage Loan except as provided herein. The Servicer shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

      The Servicer may in its discretion (a) at the time of any prepayment, late payment or assumption, waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (b) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, and to the extent that it determines that coverage under any applicable Insurance Policy will not be adversely affected, arrange with a Borrower a schedule for the payment of principal and interest due and unpaid; provided, however, that (i) such schedule shall provide that principal and interest be brought current within 25 days after the applicable Due Date and (ii) during that time the Servicer shall be required to make Advances in respect of such Mortgage Loan until such time as such Advances are deemed Non-Recoverable Advances.

      The Servicer may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate of newly-originated mortgage loans having similar terms, (ii) the aggregate of the adjusted bases of all Modified Mortgage Loans (including the Relevant Mortgage Loans) plus the aggregate adjusted bases of any assets that are not qualified mortgages or Permitted Investments under Code Section 860GA that are assets of the REMIC established hereunder at all times on any day is less than one percent of the aggregate of the adjusted bases of all assets of the REMIC (including such Modified Mortgage Loans) on such day, and (iii) the Servicer purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Servicer and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Servicer. To confirm such transfer and assignment, the Servicer, as servicer hereunder, as soon as practicable shall execute an instrument of assignment of the Modified Mortgage Loan without recourse in customary form to the Servicer in its individual capacity. The Servicer shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to this Section 3.02. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Servicer the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary more fully to vest in the Servicer any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

      The Servicer covenants and agrees to indemnify the Trust Fund against any and all liability for any prohibited transaction taxes and any related interest, additions and penalties imposed on the REMIC established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (c), any holding of a Modified Mortgage Loan by the REMIC or any purchase of a Modified Mortgage Loan by the Servicer (but such obligation shall not prevent the Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Servicer from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Servicer shall have no right of indemnification for the payment of such taxes, interest, additions and penalties, except to the extent that the amount of any tax, interest, additions and penalties, together with interest thereon, is refunded to the Trust Fund or the Servicer.

      The Trustee shall establish and maintain the Certificate Account, into which the Servicer shall deposit any amounts representing scheduled payments of principal and interest due after the Cut-Off Date but received by the Servicer on or before the Cut-Off Date and, on a daily basis, the following payments and collections received or made by it (other than in respect of principal of and interest on the Mortgage Loans due on or before the Cut-Off Date and not including any payment or collection allocable to the Servicing Fee, the Fixed Retained Yield or principal prepayments received on or before the Cut-Off Date):

           (i) All payments on account of principal, including
Principal Prepayments, on the Mortgage Loans;

           (ii) All payments on account of interest on the Mortgage Loans, net of any Fixed Retained Yield and] servicing compensation retained by it pursuant to Sections 3.10 and 4.06;

           (iii) All Liquidation Proceeds with respect to the Mortgage Loans, net of any Fixed Retained Yield and servicing compensation retained by it pursuant to Section 3.10;

           (iv) All proceeds received by the Servicer under any Insurance Policy covering any Mortgage Loan, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released to the related Borrower as required by the related Mortgage or otherwise in accordance with Accepted Servicing Practices, which proceeds shall be retained by the Servicer and deposited in an Escrow Account;

           (v)  All Advances made by the Servicer pursuant to Section 4.04;

           (vi) All proceeds of any Mortgage Loans or property acquired in respect thereof repurchased pursuant to Sections
2.02, 2.03, 2.04, 3.02, 3.08 or 9.01; and

           (vii) Any amount required to be deposited by the Servicer pursuant to this Section 3.02 in connection with any losses realized on Permitted Investments.

      Certain of the Mortgage Loans may provide for payment by the Borrower of amounts to be used for payment of taxes, assessments, Primary Mortgage Insurance Policy premiums, Standard Hazard Insurance Policy premiums or comparable items for the account of the Borrower. The Servicer shall deal with these amounts in accordance with Section 3.03.

      The Certificate Account shall constitute a segregated trust account held in trust, and the Certificate Account and the funds deposited therein shall not be subject to any claims, liens, and encumbrances of any creditors or depositors of the Trustee, the Seller or the Servicer (whether made directly, or indirectly through a liquidator or receiver of the Trustee, the Seller or the Servicer). The amount at any time credited to the Certificate Account shall be invested by the Trustee in Permitted Investments at the direction of the Servicer through the Business Day prior to the next Distribution Date (provided, however, that dispositions thereof will not be made if they would cause (x) any part of the proceeds to be subject to the tax on "prohibited transactions" under the REMIC Provisions or (y) a loss of REMIC status of the Trust Fund), and the Trustee shall have no liability to the Seller or the Certificateholders for any loss or liability incurred by the Seller or the Certificateholders arising from such investments. The income earned from investments so made shall be for the benefit of the Servicer and shall be subject to its withdrawal or order from time to time. The risk of loss of monies required to be distributed to the Certificateholders resulting from such investments shall be borne by and be the risk of the Servicer. The amount of any such loss shall be remitted by the Servicer to the Trustee for deposit in the Certificate Account within two Business Days of receipt of notification of such loss, but not later than the Business Day next preceding the Distribution Date on which the monies so invested are required to be distributed to the Certificateholders.

      The foregoing requirements for deposit in the Certificate Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of those described in Section 3.03 and payments in the nature of late payment charges or assumption fees need not be deposited by the Servicer in the Certificate Account. If the Servicer deposits in the Certificate Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. All funds deposited by the Servicer in the Certificate Account shall be held in trust for the Certificateholders until disbursed in accordance with Section
4.01 or withdrawn in accordance with Section 3.04.

      Section 3.03 Collection of Taxes, Assessments and Other Items; Escrow Account. The Servicer shall establish and maintain one or more custodial accounts (each, an "Escrow Account") and shall deposit therein all collections of amounts received with respect to amounts due for taxes, assessments, Primary Mortgage Insurance Policy premiums, Standard Hazard Insurance Policy premiums or comparable items for the account of each Borrower if required by the terms of the related Mortgage to be paid to the Servicer. Each Escrow Account shall be an Eligible Account. Withdrawals from the Escrow Accounts may be made only to effect payment of taxes, assessments, Primary Mortgage Insurance Policy and Standard Hazard Insurance Policy premiums or comparable items, to reimburse the Servicer out of related collections for any payments made pursuant to Section 3.01 with regard to Property Protection Expenses, Section 3.05 with regard to premiums on Primary Mortgage Insurance Policies or Section 3.06 with regard to premiums on Standard Hazard Insurance Policies, to refund to any Borrowers any sums determined to be overages, to remove amounts deposited therein in error or to pay interest owed to Borrowers on the Escrow Accounts to the extent required by law. The Servicer shall be entitled to all investment income on the Escrow Accounts not required to be paid to Borrowers pursuant to the preceding sentence. The Servicer will be responsible for the administration of the Escrow Accounts and will be obligated to make advances to the Escrow Accounts when and as necessary to avoid the imposition of tax liens or the lapse of insurance coverage on the Mortgaged Properties. With respect to any Mortgage Loan under which amounts due for real estate taxes are not required to be paid to the Servicer, the Servicer will be obligated to advance payments of such real estate taxes when and as necessary to avoid the imposition of tax liens on the related Mortgaged Property. Any advance under this Section 3.03 not recovered from the Borrower shall be recoverable by the Servicer pursuant to Section 3.04.

      Section 3.04 Certain Permitted Withdrawals from the
Certificate Account. The Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes:

           (i) To reimburse itself for Advances made by it pursuant to Section 4.04, the Servicer's right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose,

Liquidation Proceeds and Insurance Proceeds) which represent late recoveries of payments of principal and/or interest with respect to which any such Advance was made;

           (ii)  To reimburse itself for any Non-Recoverable Advances;

           (iii) To reimburse itself from Liquidation Proceeds for Liquidation Expenses and for amounts expended by it in good faith in connection with the restoration of damaged property and, to the extent that Liquidation Proceeds after such reimbursement are in excess of the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the Pass-Through Rate to the Due Date next succeeding the date of its receipt of such Liquidation Proceeds, to pay to itself out of such excess the amount of any unpaid servicing compensation (as adjusted pursuant to Section 4.06) and any assumption fees, late payment charges or other Borrower charges on the related Mortgage Loan;

           (iv) In the event it has elected not to retain its servicing compensation out of any Borrower payment on account of interest or other recovery with respect to a particular Mortgage Loan prior to the deposit of such Borrower payment or recovery in the Certificate Account, to pay to itself the related Servicing Fee, as adjusted pursuant to Section 4.06, from all such Borrower payments on account of interest actually received;

           (v) In the event the Seller has elected not to retain the Fixed Retained Yield out of any Borrower payment, to pay to the Seller the Fixed Retained Yield;

           (vi) To reimburse itself for certain other expenses incurred by and recoverable by or reimbursable to it pursuant to Sections 3.01, 3.03, 3.05, 3.06, 3.10 or 6.03;

           (vii) To pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01 all amounts received thereon representing recoveries of principal that reduce the principal balance of the related Mortgage Loan below the principal balance used in calculating the related Purchase Price or representing interest included in the calculation of the related Purchase Price or accrued after the end of the month during which such repurchase occurs;

           (viii) To withdraw any amounts that were not required to be deposited in the Certificate Account;

           (ix) To pay the Servicer investment earnings due to the Servicer pursuant to Section 3.02; and

           (x) To clear and terminate the Certificate Account pursuant to Article IX.

      Since the Servicer's entitlement to withdrawals pursuant to subclauses (i), (iii), (iv), (v), (vi) and (vii) is limited to collections or other recoveries on the related Mortgage Loan, the Servicer shall keep and maintain separate accounting records for each Mortgage Loan for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i), (iii), (iv), (v), (vi) and (vii). Such records shall be retained by the Servicer for its five most recent fiscal years.

      Section 3.05 Maintenance of Primary Mortgage Insurance Policies. With respect to each Mortgage Loan, the Servicer will exercise its best reasonable efforts to maintain and keep in full force and effect a Primary Mortgage Insurance Policy in accordance with the standard set forth in Section 2.03(b)(iii).
The Servicer agrees to effect the timely payment of the premium on each Primary Mortgage Insurance Policy, and such costs as are not otherwise recoverable shall be recoverable by the Servicer pursuant to Section 3.04. The Servicer agrees not to take any action that would result in non-coverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims to the insurer under each Primary Mortgage Insurance Policy with respect to a defaulted Mortgage Loan. The Servicer may, but shall not be obligated to, prosecute any such claims not paid by the insurer through appropriate legal action, and all costs and expenses incurred in connection with such claims may be reimbursed from amounts collected on account of such claims, to the extent thereof, and any excess of such costs and expenses not so reimbursed may be withdrawn from the Certificate Account pursuant to Section 3.04. Pursuant to Section 3.02, any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Certificate Account subject to withdrawal pursuant to Section 3.04. The Servicer shall have power to substitute for any Primary Mortgage Insurance Policy another substantially equivalent policy issued by another Qualified Insurer; provided, however, that no such substitution shall be made unless the claims paying ability of the Qualified Insurer issuing such substitute Primary Mortgage Insurance Policy is rated at least equal to the rating on the Senior Certificates and such substitution will not, as evidenced by a letter from each Rating Agency, result in the downgrading or withdrawal of the rating, if any, then assigned to the Certificates by either
Rating Agency.

      Section 3.06 Maintenance of Standard Hazard Insurance Policies. With respect to each Mortgage Loan, the Servicer shall cause to be maintained a Standard Hazard Insurance Policy with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of that property from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Servicer shall also maintain on property acquired upon foreclosure, or by deed-in-lieu of foreclosure, a Standard Hazard Insurance Policy with extended coverage in an amount which is at least equal to the lesser of (a) the maximum insurable value from time to time of the improvements which are a part of that property which has been foreclosed upon or acquired by deed-in-lieu of foreclosure and (b) the outstanding principal balance of such Mortgage Loan at the time of such foreclosure or grant of deed-in-lieu of foreclosure plus accrued interest at the Mortgage

Interest Rate and the Servicer's good faith estimate of Liquidation Expenses to be incurred in connection therewith.

      If upon origination of the Mortgage Loan the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the Servicer shall cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a Qualified Insurer, in an amount representing coverage not less than the least of (i) the outstanding principal balance of the Mortgage Loan, (ii) the full insurable value of the improvements and (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. It is understood and agreed that such insurance shall be with a Qualified Insurer and that no earthquake or additional insurance is to be required of any Borrower, other than pursuant to such applicable Laws as shall at any time be in force and as shall require such additional insurance.

      If a Mortgage is secured by a unit in a condominium project, the Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability and fidelity coverage, is being maintained in accordance with applicable FNMA Guidelines or FHLMC Guidelines, and secure from the owner's association its agreement to notify the Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

      All policies required hereunder shall name the Seller and its successors and assigns as loss payee and shall be endorsed with standard or union mortgage clauses, without contribution, which shall provide for at least 30 days' prior written notice of any cancellation, reduction in amount or material change in coverage.

      The Servicer agrees to present, on behalf of itself, the Trustee and Certificateholders, claims to the related insurer for damage to or destruction of property insured under this Section 3.06, to the extent permitted under the related Mortgage, and to settle, adjust and compromise such claims. The Servicer may, but shall not be obligated to, prosecute any such claims not paid by such insurer through appropriate legal action. All costs and expenses incurred in connection with such claims may be reimbursed from amounts collected on account of such claims to the extent thereof, and any excess of such costs and expenses not so reimbursed may be withdrawn by the Servicer from the Certificate Account pursuant to Section 3.04. Pursuant to Section 3.02, any amounts collected by the Servicer under any Standard Hazard Insurance Policy, net of the Servicer's costs and expenses in making and prosecuting such claims, shall be applied first to the restoration or repair of the Mortgaged Property or released to the related Borrower as required by such Mortgage or otherwise in accordance with Accepted Servicing Practices, and any excess shall be deposited in the Certificate Account, subject to withdrawal pursuant to Section 3.04.

      Notwithstanding any contrary or inconsistent provision hereof, in any case in which a Mortgaged Property shall have suffered damage from an Uninsured Cause, the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of such Mortgaged Property unless the Servicer shall determine in its discretion (a) that such restoration and/or foreclosure will increase the Liquidation Proceeds of the related Mortgage Loan to Certificateholders after reimbursement to itself for such expenses, and (b) that such expenses will be recoverable by the Servicer through Liquidation Proceeds from the related property, as contemplated in Section
3.04. The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from Liquidation Proceeds with respect to the related Mortgaged Property, as contemplated in Section 3.04.

      To the extent provided in Section 3.02(iv), amounts collected by the Servicer under any Insurance Policies shall be deposited in the Certificate Account. No costs incurred by the Servicer in maintaining any such insurance shall, for the purpose of calculating monthly distributions to Certificateholders, be added to the principal amount owing under the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan may so permit. Such costs shall be recoverable by the Servicer pursuant to Section 3.04. If the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans issued by an insurer that has a Best's rating of _____ or higher, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause.

      If the Seller or the Servicer shall obtain and maintain a policy of insurance issued by a Qualified Insurer insuring against hazard losses occurring during the first 60 days after the Seller or the Servicer receives notice of a lapse of coverage under the applicable Standard Hazard Insurance Policies or flood insurance policies (an "Impairment Policy"), it shall conclusively be deemed to have satisfied its obligations as set forth in this Section 3.06 with respect to each Mortgage Loan as to which neither the Seller nor the Servicer has received notice of such lapse, and the Servicer shall not be deemed to be in breach of its obligations as set forth in this Section 3.06 if, within 60 days of its receipt of notice thereof, the Servicer obtains a replacement Standard Hazard Insurance Policy or flood insurance policy for any Mortgage Loan as to which the Standard Hazard Insurance Policy or flood insurance policy has lapsed. It is understood and agreed that such Impairment Policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a Standard Hazard Insurance Policy or flood insurance policy complying with this Section 3.06, and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the Impairment Policy because of such deductible clause.

      Section 3.07 Enforcement of Due-on-Sale Clauses; Assumption Agreements. In any case in which a Mortgaged Property is conveyed by the Borrower, the Servicer shall enforce any due-on-sale clause contained in the related Note or Mortgage to the extent permitted by such Note or Mortgage and applicable law and governmental regulations, but only to the extent that in the reasonable determination of the Servicer, such enforcement will not adversely affect or jeopardize coverage under any related Insurance Policy or result in legal action by the Borrower. With the prior consent of the insurer under the Primary Mortgage Insurance Policy, if applicable, the Servicer is also authorized to take or enter into an assumption agreement from or with the Person to whom such property has been or is about to be conveyed, or to release the original Borrower from liability upon the Mortgage Loan and substitute the new Borrower as obligor thereon. To the extent permitted by law, the Servicer shall enter into an assumption agreement only if the credit status of the prospective new borrower is in compliance with the Servicer's regular mortgage origination standards and criteria. The Servicer shall notify the Trustee that any such assumption or substitution agreement has been completed by forwarding to the Trustee the original copy of such agreement, which copy shall be added by the Trustee to the related Mortgage Document File and shall, for all purposes, be considered a part of such Mortgage Document File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption or substitution agreement, no material term of the related Note or Mortgage shall be changed other than the identity of the Borrower. Any fee collected by the Servicer for entering into an assumption or substitution agreement will be retained by the Servicer as servicing compensation.

      Notwithstanding the foregoing paragraph of this Section
3.07 or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of permitting any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or by reason of any assumption or transfer which the Servicer reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

      Section 3.08 Realization upon Defaulted Mortgage Loans. (a) The Servicer shall use its best reasonable efforts consistent with Accepted Servicing Practices to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. Consistent with the foregoing, the Servicer shall use its best reasonable efforts to realize upon defaulted Mortgage Loans in such manner as will maximize the payments to Certificateholders, taking into account, among other things, the timing of foreclosure proceedings and the effect thereof on payments under any Insurance Policy. The foregoing is subject to the proviso that the Servicer shall not be required to expend its own funds in connection with any foreclosure or to restore any damaged property unless the Servicer shall determine (i) that such foreclosure and/or restoration will increase the Liquidation Proceeds to the Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (with respect to which it shall have priority for purposes of withdrawal from the Certificate Account pursuant to Section 3.04). Notwithstanding the foregoing, the Servicer shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses. The Servicer, at its sole option, may purchase from the Trust Fund at a price equal to the Purchase Price any Defaulted Mortgage Loan.

      (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments, Deficient Valuations and adjustments by reason of the Relief Act and before any adjustment thereto by reason of any bankruptcy or any similar proceeding or any moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of funds received in respect of REO Properties in any month.

      The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to each REO Property an REO Account, which shall be an Eligible Account.

      The Servicer shall deposit, or cause to be deposited, in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property. If in any calendar month the Servicer acquires title to any REO Property, it shall provide the Trustee with monthly reports as to all revenues received with respect to such REO Property and all expenses relating thereto.

      Within 30 days after any REO Disposition, the Servicer shall provide to the Trustee a statement of accounting for the related REO Property and REO Account, including without limitation (i) each category of deposit to, withdrawal from and investment earnings with respect to such REO Account, (ii) the loan number of the related Mortgage Loan, (iii) the date such Mortgage Loan was acquired in foreclosure or by deed-in-lieu of foreclosure, (iv) the date of such REO Disposition, (v) the gross sales price and related selling and other expenses, (vi) accrued interest, calculated from the date of acquisition to the disposition date, and (vii) such other information as the Trustee may reasonably request.

           (c) In the event that the Trust Fund acquired any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained n such Opinion of Counsel), or (b) the Trustee (at the Servicer's expense) or the Servicer shall have applied for, prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or (iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      Section 3.09 Trustee to Cooperate; Release of Mortgage Document Files. From time to time, upon the payment in full of any Mortgage Loan, the Servicer will notify the Trustee thereof by a certification of a Servicing Officer, and shall request delivery to it of the Mortgage Document File or the portion thereof held by the Trustee. Upon receipt of such certification and request, the Trustee shall promptly release the related Mortgage Document File to the Servicer. Upon any such payment in full, the Servicer is authorized to execute, pursuant to the authorization contained in Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Servicer if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be an expense of the Certificate Account. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan and in accordance with Accepted Servicing Practices, the

Trustee shall, upon request of the Servicer and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage Document File to the Servicer and execute such documents delivered by the Servicer as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the Mortgage Document File to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan shall have been prepaid or liquidated in the interim, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified to such effect, the Trustee shall release such receipt to the Servicer.

      Section 3.10 Servicing Compensation; Payment of Certain Expenses by the Servicer. (a) As compensation for its activities hereunder, but subject to Section 4.06, the Servicer shall be entitled to withhold, or if not withheld, to withdraw from the Certificate Account, its Servicing Fee. In addition, the Servicer shall be entitled to payment of the Servicing Fee with respect to a delinquent Mortgage Loan out of Liquidation Proceeds with respect to such Mortgage Loan, to the extent permitted by Section
3.04. Prepayment charges, assumption fees, late payment fees or other similar charges shall be retained by the Servicer as additional servicing compensation. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of any premiums for the Insurance Policies, the Trustee or independent accountants and all other fees and expenses not expressly stated hereunder to be payable from the Certificate Account) and shall not be entitled to reimbursement therefor, except as specifically provided in this Agreement.

           (b) The Servicer may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Servicer's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Servicer.

      Section 3.11 Reports to the Trustee. Not later than each Determination Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, of the aggregate amount of deposits in and withdrawals from the Certificate Account for each category of deposit specified in Section 3.02 and each category of withdrawal specified in Section 3.04 for the immediately preceding Prepayment Period or any prior Prepayment Periods reasonably specified by the Trustee.

      The Trustee may at any time during normal business hours reasonably inspect and copy, at the Servicer's expense, the books, records and accounts of the Servicer with respect to the Mortgage Loans.

      Section 3.12 Annual Statement as to Compliance. The Servicer will deliver to the Trustee on or before March 31 of each year, beginning in the year immediately following the initial issuance of the Certificates, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and
(b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligations, specifying each such default known to such officer and the nature and status thereof.

      Section 3.13 Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning in the year immediately following the initial issuance of the Certificates, the Servicer at its expense shall cause a firm of independent public accountants (who may also render other services to the Servicer or the Seller) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.

                            ARTICLE IV

                  Payments to Certificateholders

      Section 4.01  Distributions.

      (a) On or before each Determination Date, the Servicer shall deliver a computer readable magnetic tape to the Trustee containing (or shall provide by such other means as the Servicer and the Trustee may agree from time to time) a report setting forth remittances on the Mortgage Loans during the related Prepayment Period and any other amounts on deposit in the Certificate Account as of such Determination Date, the information specified in Section 4.05(a), and such other information as the Trustee shall require in order to calculate


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



distributions. The Trustee shall be under no duty to recalculate, verify or recompute the information provided to it in such report.

      Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

      (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

      (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

      Section 4.03. Allocation of Losses. (a) On or prior to each
Determination Date, the Servicer shall determine the total amount of Realized Losses, if any, in respect of the Mortgage Loans that occurred during the related Prepayment Period.

      (b) With respect to any Distribution Date, the principal portion of Realized Losses [(other than Excess Special Hazard
Losses, Excess Fraud Losses and Excess Bankruptcy Losses)] shall be allocated first, in reduction of the Class Certificate Principal Balances of the Junior Certificates, in inverse order of priority among such Classes, until the Class Certificate Principal Balance of each such Class has been reduced to zero, such that no reduction of the Class Certificate Principal Balance of any Class of Junior Certificates pursuant to this Section 4.03(b) shall be effected while a more junior Class is outstanding; and

           second, to the Classes of Senior Certificates, pro rata, in accordance with their Class Certificate Principal
Balances.

Notwithstanding the foregoing, no such allocation of Realized Losses shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date (such limitation, the "Loss Allocation Limitation").

      (c) With respect to any Distribution Date the principal portion of any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses (other than those attributable to Debt Service Reductions) shall be allocated among all Classes of Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof.

      (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Loss allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with Section 4.03(f).

      (e) The interest portion of (i) any Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt Service Reductions (together with amounts referred to in clause (i) above, "Interest Losses") for a Mortgage Loan shall be allocated among the Classes of Certificates, pro rata, based on the Accrued Certificate Interest (calculated before giving effect to Interest Losses) for each such Class on the related Distribution Date. Any such allocation of Interest Losses shall be accomplished by reducing the Accrued Certificate Interest for such Class on such Distribution Date.

      (f) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date.

      (g) On each Distribution Date, the Servicer shall determine the Junior Certificate Writedown Amount, if any. Any such Junior Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Junior Certificates. Such reduction (x) shall be effected by reducing the Class Certificate Principal Balances of the Junior Certificates, in inverse order of priority among such Classes, until the Class Certificate Principal Balance of each such Class has been reduced to zero, such that no reduction of the Class Certificate Principal Balance of any Class of Junior Certificates on account of the Junior Certificate Writedown Amount shall be effected while a more junior Class is outstanding, and (y) shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

      Section 4.04 Advances. (a) The Servicer shall determine on or prior to the __ day of each month (each, an "Advance Date") whether it is required to make an Advance in accordance with this
Section 4.04. If prior to any Advance Date any Monthly Payment due on or before the immediately preceding Due Date has not been received and transferred to the Certificate Account and no unreimbursed advance with respect thereto is outstanding, the Servicer shall, to the extent permitted by applicable law and regulations and to the extent it determines in its sole discretion that such amounts will not be a Non-Recoverable Advance, make an advance (an "Advance") on or prior to such Advance Date in an amount equal to the amount of such delinquent Monthly Payment, after adjustment of any delinquent interest payment by deduction of the Fixed Retained Yield and the applicable Servicing Fee to the extent such Servicing Fee would be entitled to be retained as provided in Section 3.10 from a full payment of interest. For purposes of this Section 4.04, the delinquent Monthly Payment referred to in the preceding sentence shall be deemed to include an amount equal to the Monthly Payment that would have been due on a Mortgage Loan which has been foreclosed or otherwise terminated and in connection with which the Trustee acquired and continues to own the related Mortgaged Property on behalf of the Certificateholders. If the Servicer determines on or prior to any Advance Date that it is required to make an Advance in respect of all or part of any delinquent Monthly Payment, it shall on or prior to such Advance Date furnish a statement to the Trustee (the information in such statement to be made available to Certificateholders upon request) setting forth the amount of such Advance, and shall (i) on or prior to such Advance Date either (a) deposit in the Certificate Account an amount equal to the Advance, (b) cause an appropriate entry to be made in the records of the Certificate Account


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



indicating that funds in such account representing funds being held for future distributions to Certificateholders on Distribution Dates falling subsequent to the Distribution Date immediately succeeding the Advance Date, in accordance with clauses (iii), (iv) and (v) of the definition of Pool Distribution, have been used by the Servicer to make an Advance or (c) make advances in the form of any combination of (a) and
(b) aggregating the amount of the Advance, or (ii) in the event that the Servicer is unable to make such Advance, so notify the Trustee in writing at least two Business Days prior to such Advance Date in order to enable the Trustee to exercise its remedies hereunder, including but not limited to Section 7.01. Any funds being held for future distribution to Certificateholders and so used shall be replaced by the Servicer by deposit in the Certificate Account on or before any future Distribution Date to the extent of the amount of the funds so used for such Advance and up to the amount that funds in the Certificate Account on such Distribution Date shall be less than payments to Certificateholders required to be made on such date. Any Advances shall be included with the distribution to the Certificateholders on the related Distribution Date. If the Servicer determines that it is not required to make an Advance in respect of all or part of any delinquent Monthly Payment, it shall on or prior to such Advance Date furnish to the Trustee notice (including in the case of a Non-Recoverable Advance the Officer's Certificate required by the definition of such term) of such determination, identifying the Mortgage Loan and the amount of the delinquency with respect to which an Advance will not be made. The Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances and Non-Recoverable Advances as and to the extent provided in Section 3.04.

      Section 4.05 Information Provided to the Trustee by the
Servicer; Statements to Certificateholders.

      (a) On or before each Determination Date, the Servicer shall deliver a computer readable magnetic tape to the Trustee containing (or shall provide by such other means as the Servicer and the Trustee may agree from time to time) the information set forth in items (vi), (vii), (ix) and (x) of Section 4.05(b) and the following information regarding the status of the Mortgage
Loans: the amounts of any Insurance Proceeds received on the Mortgage Loans since the previous Determination Date, the amounts of any Liquidation Proceeds received on the Mortgage Loans since the previous Determination Date, the Scheduled Principal Balance of each Mortgage Loan which has become a Liquidated Loan since the previous Determination Date, the Scheduled Principal Balance of each Mortgage Loan which was repurchased since the previous Determination Date, the book value of any real estate acquired through foreclosure since the previous Determination Date, the amount of unrecovered losses relating to each Mortgage Loan which has become a Liquidated Loan since the previous Determination Date, the loan number on each Mortgage Loan, the Mortgage Interest Rate relating to each Mortgage Loan, the actual principal balance with respect to each Mortgage Loan, the Scheduled Principal Balance with respect to each Mortgage Loan, scheduled interest due with respect to each Mortgage Loan, scheduled principal due with respect to each Mortgage Loan, actual principal and interest received with respect to each Mortgage Loan, the amounts of all partial Principal Prepayments which have occurred since the previous Determination Date, the


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



amounts of all Principal Prepayments in full which have occurred since the previous Determination Date, whether each Mortgage Loan is delinquent, the amounts of accumulated delinquent payments with respect to any delinquent Mortgage Loan, and such other information as the Trustee may reasonably request. On the first Determination Date, the Servicer shall provide the above information, where applicable, for the period from the Cut-Off Date. The Trustee shall be under no duty to recalculate, verify, or recompute the information provided to it by the Servicer.

      (b) The Trustee shall mail on the related Distribution Date to each Certificateholder, with copies to the Servicer, each Rating Agency and the Seller, a statement setting forth to the extent applicable:

           (i) the beginning principal balance of each Class of Certificates, representing the ending balance from the prior statement;

           (ii) the amount of the distribution on such Distribution Date allocable to principal on each Class of Certificates, separately identifying the aggregate amount of any Principal Prepayments included therein (including, for this purpose, the Scheduled Principal Balances of all Mortgage Loans purchased pursuant to Section 2.02, 2.03, 3.02 or 3.08, respectively, and any amounts deposited in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03, the proceeds of which purchases or substitutions are being distributed on such Distribution Date);

           (iii) the total amount of interest accrued on each Class of Certificates at the applicable Pass-Through Rate;

           (iv) in the case of any Variable Rate Certificates, the Pass-Through Rates applicable to the then current and immediately preceding Interest Accrual Periods;

           (v) any Unpaid Class Interest Shortfall included in the distribution on such Distribution Date, and any remaining
Unpaid Class Interest Shortfall after giving effect to such distribution;

           (vi) the aggregate amount of any Advances included in the amounts distributed on such Distribution Date;

           (vii) the amount of the Servicing Fees retained or directed to be withdrawn from the Certificate Account and the amount of additional servicing compensation received by the Servicer attributable to penalties, fees, excess Liquidation Proceeds and other items;

           (viii) the number of Outstanding Mortgage Loans and the Pool Scheduled Principal Balance for the following Distribution Date;



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



           (ix) the number and aggregate principal balance of Outstanding Mortgage Loans previously foreclosed or in foreclosure and the number and aggregate principal balance of Mortgage Loans delinquent with respect to (a) one Monthly Payment, (b) two Monthly Payments, and (c) three or more Monthly Payments, as of the close of business on the last day of the month prior to the immediately preceding Due Date;

           (x) the book value of any real estate acquired through foreclosure or grant of a deed-in-lieu of foreclosure in respect of any Mortgage Loan as of the close of business on the last day of business of the month prior to the immediately preceding Due Date;

           (xi) the Senior Percentage and Junior Percentage for the following Distribution Date;

           (xii) the Senior Prepayment Percentage and Junior
Prepayment Percentage expected for the following Distribution
Date; and

           (xiii) the remaining principal amount of each Class of Certificates after application of the amounts set forth in (ii) above.

      Each amount set forth pursuant to subclauses (ii) and (iii) above will be expressed as a dollar amount per Single
Certificate.

      (c) To the extent permitted by applicable law, the Servicer shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer. Nothing in this Section 4.05(c) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 4.05(c) as a result of such obligation shall not constitute a breach of this Section 4.05(c).

      (d) On or before March 15 of each year, beginning in the year following the initial issuance of the Certificates, the Trustee shall mail to each Person who at any time during the preceding calendar year was a Certificateholder, to the Seller and to the Servicer, a statement containing information required to be provided pursuant to the Code.

      (e) In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Seller shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In


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furtherance of the Seller's obligations hereunder, the Seller hereby instructs the Trustee, at the Seller's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this
Section 4.05(e) on previous Distribution Dates, (ii) all certificates furnished to the Trustee pursuant to Section ____ Certificates in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request and (v) a copy of any private placement memorandum or offering circular relating to such Certificate, together with any amendments or supplements thereto issued by the Seller (which copy shall be furnished to the Trustee by the Seller); provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii) above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Seller with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Seller shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

      Section 4.06 Adjustment of Servicing Fees; Compensating Interest. The aggregate amount of the Servicing Fees subject to retention from deposit into or withdrawal from the Certificate Account by the Servicer with respect to any Distribution Date shall be decreased by an amount equal to the Compensating Interest Payment for such Distribution Date. The Servicer shall deposit, to the extent not previously deposited, the amount of any such Compensating Interest Payment in the Certificate Account prior to the related Distribution Date.

      Section 4.07 Reports of Foreclosures and Abandonments of Mortgaged Property. Each year, beginning in the year following the initial issuance of the Certificates, the Trustee shall prepare and file the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. In order to facilitate this reporting process, the Servicer, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by Section 6050J of the Code.


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                             ARTICLE V

                         The Certificates

      Section 5.01 The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto.

      (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in
Section 5.01(b), and any amounts in excess thereof acceptable to the Depository. The Non-Book-Entry Certificates shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof (and, if necessary, in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance of each Class, in the case of one Certificate of such Class). Each Class of Residual Certificates shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Book-Entry Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

      (d) Each Certificate may be printed or in typewritten or similar form, and each Certificate shall, upon original issue, be executed and delivered by the Trustee to or at the order of the Seller. All Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer, whose signature shall be attested to by its Secretary or one of its Assistant Secretaries. Certificates bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication in the form set forth in Exhibit A executed by the Trustee by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

      If temporary Certificates are issued, the Seller shall cause definitive Certificates to be prepared within 10 Business Days of the Closing Date. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Trustee without charge to the Certificateholder. Any tax or governmental charge that may be imposed in connection


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



with any such exchange shall be borne by the Seller. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like principal amount of definitive Certificates of authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates.

      Section 5.02  Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

      Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

      At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Servicer.

      (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such


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securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit E hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit E hereto and a letter substantially in the form attached as Exhibit F hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

      The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit F hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder,
(ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.



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



      Upon notice to the Trustee that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Trustee may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Trustee agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Trustee, the cost to the Trustee of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Trustee shall in no event be excused from furnishing such information.

      The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC (or either the Upper Tier REMIC or the Lower Tier REMIC, as the case may be) established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

      No transfer of a Restricted Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, or is made in accordance with such Act and laws.

      (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit D) from such transferee to the effect that such transferee is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or
(B) an opinion of counsel satisfactory to the Trustee and the Servicer to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Servicer to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code.


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



The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Servicer. Notwithstanding the foregoing, if so specified in Section 5.02(c)(iii), no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

           (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit E) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Service.

      (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c).

      (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g), the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates;
(iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book- Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

      All transfers by Certificate Owners of Book-Entry
Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm


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



representing such Certificate Owner. Each Depository Participant shall only transfer Book- Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      (f) If (x)(i) the Servicer or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Servicer is unable to locate a qualified successor, (y) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates ("Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, [Cede & Co]. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

      ["Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."]



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      Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.  If

           (i) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate,

           (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, and

           (iii) the Trustee has not received actual notice that such Certificate has been acquired in good faith by a third
Person,

the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest. Upon the issuance of any new Certificate pursuant to this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate issued pursuant to this
Section 5.03 shall constitute complete and indefeasible evidence of ownership of the same Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall not be valid for any purpose.

      Section 5.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Seller, the Servicer, the Trustee and any agent of any of them, may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever. The Seller, the Servicer, the Trustee and any agent of any of them, shall not be affected by notice to the contrary.

      Section 5.05 Access to Certificateholders' Names and
Addresses.

      (a) If any Certificateholder (hereinafter referred to as "Applicant") applies in writing to the Trustee, and such application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicant proposes to transmit, then the Trustee shall, within ten Business Days after the receipt of such application, furnish or cause to be furnished to such Applicant a list of the names and addresses of the Certificateholders as of the most recent Record Date.

      (b) Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that the Trustee shall not be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.



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      Section 5.06. Determination of COFI. (a) If the outstanding
Certificates include any COFI Certificates, then on each COFI Determination Date, the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of
COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number:
 .

      (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Servicer will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Servicer that has performed, or that the Servicer expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Servicer, the Servicer shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Servicer, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Servicer shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

      (c) If at any time after the occurrence of an Alternative
Rate Event the Federal Home Loan Bank of San Francisco resumes publication of COFI, the Certificate Interest Rates for the COFI
Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

      Section 5.07. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date, the Trustee will determine LIBOR on the basis of the offered LIBOR quotations of the Reference
Banks as of 11:00 a.m.
London time on such LIBOR Determination Date as follows:



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



           (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

           (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be the rate per annum which the Trustee determines to be either (A) the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

           (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

      (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service.

      (c) Within five Business Days of the Trustee's calculation of the Certificate Interest Rates of the LIBOR Certificates the Trustee shall furnish to the Servicer by telecopy (or by such other means as the Trustee and the Servicer may agree from time to time) such Certificate Interest Rates.

      (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

      (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Reuters Screen LIBO Page" (as described in the definition of LIBOR herein) on the


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



applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: . If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee, after consultation with the Servicer, shall use its best efforts to designate alternate Reference Banks.


                            ARTICLE VI

                    The Seller and the Servicer

      Section 6.01 Respective Liabilities of the Seller and the Servicer. The Seller and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Seller and the Servicer herein. By way of illustration and not limitation, the Seller is not liable for the servicing and administration of the Mortgage Loans, is not obligated to assume any obligations of the Servicer or any successor Servicer or to appoint a designee to assume such obligations, and is not liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section 6.02 Merger or Consolidation of the Servicer. Any Person into which the Servicer may be merged or consolidated, any corporation resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that any successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to and to service mortgage loans on behalf of FNMA and FHLMC.

      Section 6.03 Limitation on Liability of the Seller, the
Servicer and Others.

      (a) Neither the Seller nor the Servicer (acting other than in its capacity as Servicer) nor any of the directors, officers, employees or agents of the Seller or the Servicer (acting other than in its capacity as servicer) shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller, the Servicer (acting other than in its capacity as servicer) or any such person against any breach of representations or warranties made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.



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



      (b) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of representations or warranties made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder; and further provided, however, that notwithstanding any limitation on liability set forth in this Agreement, the Servicer shall be liable to the Trust Fund and the Certificateholders for any loss, including any loss of interest earnings by the Certificateholders, resulting from any inaccuracy or delay in the provision by the Servicer to the Trustee of the information required by the Trustee in order to make distributions to the Certificateholders in accordance with the provisions of this Agreement.

      (c) The Seller, the Servicer and any director, officer, employee or agent of the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person with respect to any matters arising hereunder.

      (d) The Seller, the Servicer (acting other than in its capacity as Servicer) and any director, officer, employee or agent of the Seller or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Notwithstanding anything to the contrary in this Agreement, the Trust Fund shall not indemnify the Seller or the Servicer or any director, officer, employee or agent of the Seller or the Servicer for any loss, liability or expense incurred in connection with any violation or alleged violation of the Securities Act of 1933 or the Securities Exchange Act of 1934. Neither the Seller nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Seller or the Servicer may in its discretion undertake any of the foregoing actions as it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Seller and the Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by
Section 3.04.



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



      Section 6.04 Servicer Not to Resign. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with Section 7.05.

      Section 6.05 Appointment of Office or Agency. The Seller shall maintain an office at the address stated in Section 10.10 where notices and demands to or upon the Seller in respect of the Certificates and this Agreement may be served. The Seller shall give prompt written notice to the Trustee of any change in the location of such office. If the Seller shall fail to provide such notice to the Trustee, such notices and demands may be made at the address of the Seller stated in Section 10.10.

      Section 6.06 Errors and Omissions Insurance; Fidelity Bonds. The Servicer shall, for so long as it acts as servicer under this Agreement, maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of, or otherwise be acceptable to, FNMA or FHLMC for Persons performing servicing for mortgage loans purchased by FNMA or FHLMC, respectively. The obligation of the Servicer to maintain in force the policy and bond described in this Section 6.06 shall be deemed to be fulfilled if a substantially similar policy and bond is maintained in force by an affiliate of the Servicer and such policy and bond cover the Servicer as provided herein.


                               ARTICLE VII

                                 Default

      Section 7.01 Events of Default. Any one of the following shall constitute an "Event of Default":

           (i) Any failure by the Servicer in the performance of any obligation hereunder which causes any payment required to be made under the terms of the Certificates or this Agreement not to be timely made, which failure continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates representing not less than 25% of the Voting Rights of any Class of Certificates to which a payment is not timely made;



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



           (ii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer in the Certificates or in this Agreement which failure continues unremedied for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates representing not less than 25% of the Voting Rights of all Classes of Certificates affected by such failure;

           (iii) The entering against the Servicer of a decree or order of a court, agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, provided that any such decree or order shall have remained in force undischarged or unstayed for a period of 60 days;

           (iv) The consent by the Servicer to the appointment of a conservator, receiver, liquidator or liquidating committee in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property;

           (v) The admission by the Servicer in writing of its inability to pay its debts generally as they become due, the filing by the Servicer of a petition to take advantage of any applicable insolvency or reorganization statute, the making of an assignment for the benefit of its creditors or the voluntary suspension of the payment of its obligations;

           (vi) The Servicer ceases to be a FNMA or FHLMC approved servicer during any time that either FNMA or FHLMC continues to exist; and

           (vii) Notice by the Servicer in accordance with
Section 4.04 that the Servicer is unable to make an Advance required to be made pursuant to Section 4.04 or the failure of the Servicer to make any Advance required to be made pursuant to
Section 4.04 which failure continues unremedied for a period of three days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates representing not less than 25% of the aggregate Voting Rights of all Classes of the Certificates affected by such failure.

      If an Event of Default described in clauses (i) to (vi) hereof shall occur and be continuing, then, and in each and every such case, subject to applicable law, so long as such Event of Default shall not have been remedied, either the Trustee or the Holders of Certificates representing not less than 25% of the Voting Rights of all Classes of the Certificates affected by such Event of Default, or, in the case of the Event of Default described in clause (i), Holders of Certificates representing not less than 25% of the Voting


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



Rights of any Class of Certificates to which a payment is not timely made, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Servicer as servicer of the Mortgage Loans under this Agreement, but without prejudice to any rights it may have to reimbursement of expenses to the extent permitted by this Agreement, Advances pursuant to Section 4.04 and other advances of its own funds as servicer to the extent permitted by this Agreement. If an Event of Default described in clause (vii) hereof shall occur, the Trustee shall, by notice in writing to the Servicer, terminate all of the rights and obligations of the Servicer as servicer of the Mortgage Loans under this Agreement, but without prejudice to any rights it may have to reimbursement of expenses to the extent permitted by this Agreement, Advances pursuant to Section 4.04 and other advances of its own funds as servicer to the extent provided by this Agreement, and shall, as successor Servicer pursuant and subject to Section 7.05, make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee as successor Servicer pursuant to and under this Section 7.01, subject to the provisions of Section 7.05, and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, shall promptly provide the Trustee all documents and records reasonably requested by the Trustee to enable it to assume the Servicer's functions hereunder, and shall promptly transfer to the Trustee all amounts which then have been or should have been transferred for deposit in the Certificate Account by the Servicer or which are thereafter received with respect to the Mortgage Loans.

      Section 7.02 Other Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default. In the event of the appointment of a receiver for the Seller, of which event the Seller shall deliver notice to the Trustee, the Trustee shall file a proof of claim regarding the transactions contemplated hereby within the time period specified by applicable law or regulation.


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




      Section 7.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates representing more than 50% of the Voting Rights of the Certificates not held by Affiliates of the Servicer may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the termination of the Servicer or any successor servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; and further provided, however, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

      Section 7.04 Action upon Certain Failures of Servicer and upon Event of Default. In the event that the Trustee shall have knowledge of any failure of the Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Servicer. In the event that the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Servicer as specified in
Section 7.01(i) and (ii) or of any Event of Default unless notified thereof in writing by the Servicer or by a Certificateholder.

      Section 7.05 Trustee to Act; Appointment of Successor. When the Servicer receives a notice of termination pursuant to Section
7.01 or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein, shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the Servicer by the terms and provisions hereof (except (i) those contained in Section 2.02, 2.03 and 2.04, (ii) any obligation to deposit amounts in the Certificate Account as a result of losses in Permitted Investments directed by a predecessor servicer to the extent accrued prior to the Trustee's succession as Servicer, (iii) the entitlement to income and gain realized prior to the date of succession from the investment of funds in the Certificate Account


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



pursuant to Section 3.02, and (iv) if the Trustee is prohibited by law or regulation from obligating itself to make Advances, the responsibility to make Advances pursuant to Section 4.04), and in its capacity as such successor shall have the same limitation of liability herein granted to the Servicer, including any such limitation set forth with respect to the Servicer in Section
6.03. The Trustee shall not be liable for any representation or warranty of the Servicer hereunder. As compensation therefor, the Trustee shall be entitled to receive monthly the Servicing Fees and additional servicing compensation specified in Section 3.10. In the event that the Trustee succeeds to the duties of the Servicer, the Servicer agrees to indemnify the Trustee from, and hold the Trustee harmless against, any and all losses, liabilities, damages, claims or expenses arising from any actions or omissions of the Servicer under this Agreement. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is unable so to act or to obtain a qualifying bid, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $15,000,000 and meeting such other standards for a successor servicer as are set forth in this Agreement, including but not limited to Section 6.02, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that until such appointment and assumption, the Trustee shall continue to perform the servicing obligations pursuant to this Agreement. The compensation of any successor servicer so appointed shall not exceed the Servicing Fees specified in Section 3.10. The Trustee shall solicit any bids for a successor servicer by public announcement from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fees specified in Section 3.10 as servicing compensation. Within 60 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights (including its fees and expenses for receipt and transfer of the servicing function) and responsibilities hereunder from any sum received by the Trustee from the successor to the Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer. The Trustee and such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder, shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder, and shall promptly transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been transferred for deposit in the Certificate Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make,


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



or any delay in making, any distribution hereunder or any portion thereof caused by the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it.

      Section 7.06 Notification of Certificateholders. Upon any termination of the Servicer or appointment of a successor to the Servicer, in each case as provided herein, the Trustee shall as soon as practicable give written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.


                           ARTICLE VIII

                            The Trustee

      Section 8.01 Duties of the Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred and not been cured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing of all Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;



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           (ii) The Trustee shall not be liable for an error of
judgment made in good faith by the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates representing not less than 25% of the Voting Rights of the Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

           (iv) Except as provided in Section 7.04, the Trustee shall not be charged with knowledge of any failure by the Servicer to comply with its obligations hereunder, unless an officer at its corporate trust office obtains actual knowledge of such failure or the Trustee receives written notice of such failure from the Seller or the Holders of Certificates representing not less than 25% of the Voting Rights of the Certificates.

      (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if in the Trustee's opinion the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

      Section 8.02 Certain Matters Affecting the Trustee. Except as otherwise provided in Section 8.01:

           (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting in reliance upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

           (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

           (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the


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Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Default which has not been cured, to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

           (iv) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default or after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to do by Holders of Certificates representing not less than 25% of the Voting Rights of the Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Servicer if an Event of Default shall have occurred and be continuing, and otherwise by the Certificateholders requesting the investigation. Nothing in this clause (v) shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Borrowers; and

           (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; provided, however, that no agent of the Trustee with respect to the Trustee's obligations with regard to possession of the Mortgage Document Files shall be Affiliated with the Seller or the Servicer.

      Section 8.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates) shall be taken as the statements of the Seller and the Servicer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Trustee on the Certificates) or of any Mortgage Loan or related document, except as expressly provided in this Agreement. The Trustee shall not be accountable for the use or application by the Seller or the Servicer of any of the Certificates or of the proceeds of such Certificates.



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      Section 8.04 Trustee May Own Certificates. The Trustee in
its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

      Section 8.05  Servicer to Pay Trustee's Fees and Expenses.

      (a) The Servicer agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Servicer and the Trustee may agree upon by separate agreement (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence, bad faith or intentional misconduct or which is the responsibility of Certificateholders hereunder.

      (b) The Servicer agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses arising in respect of this Agreement or the Certificates, other than those resulting from the negligence, bad faith or intentional misconduct of the Trustee.

      (c) This Section 8.05 shall survive the termination or maturity of this Agreement or the resignation or removal of the Trustee as regards rights accrued prior to such resignation or removal.

      Section 8.06 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation or national banking association organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred under this Agreement, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority, and shall not be an Affiliate of the Seller or the Servicer (except, in the case of the Servicer, during any period when the Trustee has assumed the duties of the Servicer pursuant to Section 7.05). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.



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      Section 8.07 Insurance. The Trustee, at its own expense,
shall at all times maintain and keep in full force and effect such insurance relating to itself and its officers and employees, in such amounts, with standard coverage and subject to deductibles, as is customary for insurance typically maintained by banks similar to the Trustee which exercise trust powers.

      Section 8.08  Resignation or Removal of Trustee.

      (a) The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Seller and the Servicer. Upon receiving such notice of resignation, the Seller shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the resigning Trustee, one copy to the successor Trustee, and one copy to the Servicer. Any such successor Trustee shall be approved in writing by the Servicer. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 or if any Rating Agency shall reduce the rating of the Trustee such that its rating of the Certificates is adversely affected and the Trustee shall fail to resign after written request therefor by the Seller, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Seller may remove the Trustee. If it removes the Trustee under the authority of the immediately preceding sentence, the Seller shall promptly appoint a successor Trustee by written instrument, in triplicate, one copy of which instrument shall be delivered to the Trustee so removed, one copy to the successor Trustee, and one copy to the Servicer.

      (c) The Holders of Certificates representing more than 50% of the Voting Rights of the Certificates may at any time remove the Trustee and appoint a successor Trustee by written instrument or instruments, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Seller, one complete set to the Trustee so removed, one complete set to the successor so appointed, and one complete set to the Servicer.

      (d) Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to this Section 8.08 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 8.09.

      (e) The obligations of the Servicer under Section 8.05 shall survive any resignation of the Trustee hereunder.


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      Section 8.09  Successor Trustee.

      (a) Any successor Trustee appointed as provided in Section
8.08 shall execute, acknowledge and deliver to the Seller and the Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Document Files and related documents and statements held by it hereunder and the Seller, the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required in order fully and certainly to vest and confirm in the successor Trustee all such rights, powers, duties and obligations.

      (b) No successor Trustee shall accept appointment as provided in this Section 8.09 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 8.09, the Seller shall mail notice of the succession of such Trustee hereunder to all Certificateholders at their addresses as shown in the Certificate Register. If the Seller fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Seller.

      Section 8.10 Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.11  Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Fund or any Mortgaged Property may at the time be located, the Seller and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this


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



Section 8.11, such powers, duties, obligations, rights and trusts as the Seller and the Trustee consider necessary or desirable. If the Seller shall not have joined in such appointment within fifteen days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under
Section 8.06, and no notice to Certificateholders of the appointment of any co-trustee or separate Trustee shall be required under Section 8.09.

      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

           (ii) No trustee hereunder shall be held liable by reason of any act or omission of any other trustee hereunder; and

           (iii) The Seller and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Seller.

      (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all


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of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                            ARTICLE IX

                            Termination

      Section 9.01 Purchase by the Servicer.

      (a) The Servicer shall have the right to purchase all the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Advances) and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Servicer of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee.

      (b) The Servicer's right to purchase pursuant to Section 9.01(a) shall be conditioned upon the aggregate principal balance of the Mortgage Loans at the time of any such repurchase being less than 10% of the Cut-Off Date Principal Balance. If such right is exercised, the Servicer shall deposit the repurchase price in the Certificate Account and the Trustee shall promptly release to the Servicer or its designee the Mortgage Document Files pertaining to the Mortgage Loans being repurchased and such instruments of transfer or assignment as shall be necessary to vest in the Servicer or its designee all of the Trustee's right, title and interest in such Mortgage Loans; provided, however, that, with respect to each Mortgage Loan repurchased, no amount of principal in excess of the principal balance thereof shall be paid unless the Trustee shall first have received an opinion of independent counsel to the effect that such payment will not cause the termination of the REMIC status of the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) established hereunder.

      Section 9.02 Termination of the Agreement. This Agreement shall terminate upon:

           (i) the purchase of all of the Mortgage Loans by the Servicer in accordance with Section 9.01 and the remittance to Certificateholders of all funds due hereunder; or

           (ii)  the later of

                (x) the distribution to Certificateholders of the final payment or other liquidation with respect to the last Mortgage
Loan; and



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



                (y) the disposition of all property acquired upon foreclosure or deed-in-lieu of foreclosure with respect to the last Mortgage Loan and the remittance to the Certificateholders of all funds due hereunder; or

           (iii) mutual written consent of the parties hereto and all the Certificateholders;

provided, however, that in no event shall the trust created hereby or any successor trust continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St.
James's, living on the date hereof.

      Section 9.03  Termination of the Trust Fund.

      (a) Unless the Trustee has received and complies with any conditions of an opinion of independent counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on Prohibited Transactions of the Trust Fund, or (ii) cause the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, or unless the Servicer has exercised its right to repurchase all Mortgage Loans pursuant to Section 9.01(a)(i), the Trust Fund shall be terminated as follows:

           (i) Within 90 days prior to the time of making of the final payment on the Certificates, the Seller shall prepare and shall cause the Trustee to sign a plan of complete liquidation with respect to the Trust Fund which, as evidenced by an Opinion of Counsel delivered to the Trustee, constitutes a "qualified liquidation" within the meaning of the Code;

           (ii) At or after the time of adoption by the Trustee of the plan of complete liquidation of the Trust Fund and at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption by the Trustee of the plan of complete liquidation of the Trust Fund but prior to the time of making of the final payment on the Certificates, the Trustee shall not sell any of the assets of the Trust Fund prior to the close of that calendar quarter; and

           (iii) At the time of making of the final payment on the Certificates, the Trustee shall distribute or credit all cash on hand (other than cash retained to meet claims) in the REMIC (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, as the case may be) to the Holders of the Class R Certificates (or the Holders of the Class R and Class RL Certificates, respectively, as the case may be) and the Trust Fund shall terminate at that time.

      (b) The Servicer shall not exercise its right to repurchase all Mortgage Loans pursuant to Subsection 9.01(a)(i) unless the Trustee shall have previously (i) adopted a plan of complete


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



liquidation of the Trust Fund, and (ii) received an opinion of independent counsel to the effect that the procedures (described in such opinion) to be followed in connection with such transaction will not cause the REMIC (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

      (c) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund, unless it shall have received an opinion of independent counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.


                             ARTICLE X

                     Miscellaneous Provisions

      Section 10.01 Employment of Agents by Servicer. In performing and carrying out its duties, responsibilities and obligations under this Agreement, the Servicer, at its expense, may without the prior written consent of the Trustee hire, retain or subcontract with:

           (i) Professional collection agencies to perform such duties and functions for the collection of delinquent amounts due on any Mortgage Loan and such other duties and functions as are consistent with those customarily performed and carried out by such agencies in the locality where the Borrower's principal place of residence is located, to the extent such duties and functions are permitted by Laws;

           (ii) Title insurance companies, escrow companies and trust companies to issue or provide reports reflecting the condition of title to any Mortgaged Property and such other services as are incidental to the foreclosure of any Mortgaged Property or the acquisition thereof in lieu of foreclosure, or the sale or disposition of any Mortgaged Property;

           (iii) Attorneys licensed to practice in the state where a Mortgaged Property is located to perform customary legal services in connection with the foreclosure or acquisition of such Mortgaged Property or the sale or disposition of such Mortgaged Property at or in lieu of foreclosure, or for the collection of delinquent sums owed on the related Mortgage Loan;

           (iv) Professional property inspection companies to conduct routine inspections of, and provide written inspection reports on, Mortgaged Properties as required by this Agreement;



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



           (v) Title companies, escrow companies and real estate tax service companies to provide periodic reports as to the amount of real estate taxes due on any Mortgaged Property and the due date or dates of each installment;

           (vi) Credit bureaus or credit reporting companies to provide routine credit reports on Borrowers or Persons who have applied to the Servicer to assume Mortgage Loans;

           (vii) Construction companies, contractors and laborers to provide labor, materials and supplies necessary to protect, preserve and repair Mortgaged Properties as provided by this Agreement; and

           (viii)  Primary Servicers pursuant to Section 3.01.

      The Servicer shall not, as a result of the hiring, retention or subcontracting with any of the foregoing, be released from any of its responsibilities under this Agreement, and shall ensure that each Person that is retained to provide any of the foregoing services is fully licensed and holds all required governmental franchises, certificates and permits necessary to conduct the business in which it is engaged and that such Person is reputable, knowledgeable, skilled and experienced and has the necessary personnel, facilities and equipment required to provide the services for which such Person is retained. Any such Person shall be retained solely for the Servicer's account and at the Servicer's sole expense and shall not be deemed to be an agent or representative of the Seller, the Trustee or the Certificateholders. Moreover, the Servicer agrees to indemnify, defend and hold the Seller, the Trustee and the Certificateholders harmless from and against any and all claims, damages, loss, liability, cost or expense arising out of, either directly or indirectly, any acts or omissions of such Person, including but not limited to, attorneys' fees and court costs.

      Section 10.02 All Funds and Records to be Held in Trust. All Mortgage servicing files, Mortgage Document Files or any portion thereof in the possession of the Servicer, and all funds collected or held by the Servicer for the benefit of the Trustee in respect of any Mortgage Loans, whether from the collection of principal and interest payments from Borrowers or from Liquidation Proceeds or Insurance Proceeds, shall be held by the Servicer for and on behalf of the Trustee and the Certificateholders, and shall be and remain the sole and exclusive property of such parties, subject, however, to the Servicer's right to direct to be withdrawn from the Certificate Account any Servicing Fees, late charges, assumption fees or other amounts to which the Servicer is entitled from time to time under this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage servicing file, Mortgage Document File or any portion thereof in its possession, funds that are to be transferred for deposit in any Certificate Account, or any funds which otherwise are or may become due or payable to the Trustee, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, nor assert by legal action any claim or right of set-off against any Mortgage Loan servicing file, Mortgage Document File or any portion


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



thereof in the possession of the Servicer, or any funds collected on, or in connection with, a Mortgage Loan, except as expressly permitted by this Agreement.

      Section 10.03 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of laws.

      Section 10.04 Intent of this Agreement. This Agreement shall be construed so as to carry out the intention that the Trust Fund (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, as the case may be) created under this Agreement qualify as a REMIC and be treated as a REMIC at all times that any Certificates are outstanding. The Seller and the Servicer agree that they shall not take any actions that would jeopardize the treatment of the Trust Fund (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively) as a REMIC. This Agreement shall be construed so as to carry out the intention that the interests in the REMIC (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively) evidenced by the Certificates other than the Residual Certificates will qualify as "regular interests," and the interests in the REMIC (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively) evidenced by the Class R Certificates (or the Class RL and Class R Certificates, respectively) will qualify as "residual interests," in the REMIC (or the Upper- Tier REMIC and the Lower-Tier REMIC, respectively).

      Section 10.05 Indulgences Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege with respect to any occurrence, or be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

      Section 10.06 Titles Not to Affect Interpretation. The titles contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

      Section 10.07 Attorneys' Fees. If any party shall bring suit against any other such party as a result of any alleged breach or failure by such other party to fulfill or perform any covenants or obligations under this Agreement or in any deed, instrument or other document delivered hereunder, or to seek declaratory relief as to the rights or obligations of any party hereto, then the prevailing party in such action shall, in addition to any other relief granted or awarded by the court, be entitled to judgment for reasonable attorneys' fees incurred by reason of such action and all costs of suit and those incurred in preparation thereof, at both trial and appellate levels.


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




      Section 10.08 Electronic Reporting. With the express written consent of the Trustee, reports to be made by the Servicer may be transmitted electronically in lieu of written reporting in accordance with this Agreement. Regardless of the method of submission, reporting shall be complete, accurate and timely.

      Section 10.09 Provisions Severable. The provisions of this
Agreement are independent and severable of each other, and to the extent permitted by law no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason other provisions hereof may be invalid or unenforceable in whole or in part.

      Section 10.10 Notices. All demands, directions, notices and communications hereunder shall be in writing and shall be deemed to have been given when delivered (except that notices to Certificateholders shall be deemed to have been given upon being sent by first class mail, postage prepaid) as follows:

      (i)  If to the Trustee, to:


      (ii) If to the Seller, to:

           HomeSide Mortgage Securities, Inc.
           7301 Baymeadows Way
           Jacksonville, Florida  32256
           Telecopy Number:  (904) 281-3705
           Attention:  Secretary

      (iii)     If to the Servicer, to:

           HomeSide Lending, Inc.
           7301 Baymeadows Way
           Jacksonville, Florida  32256
           Telecopy Number:  (904) 281-3705
           Attention:  Secretary

      (iv) If to any Certificateholder, to the address set forth in the Certificate Register;

or, in the case of the parties to this Agreement, to such other address as such party shall specify by notice to the other parties hereto and to each Certificateholder.

      Section 10.11 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 10.12 Amendment. This Agreement may be amended from time to time by the Seller, the Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein that may be inconsistent with any other provisions herein, to maintain the rating assigned to the Certificates by any Rating Agency, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

      This Agreement may also be amended from time to time by the Seller, the Servicer and the Trustee with the consent of the Holders of Certificates representing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by the amendment for the purpose of adding any provisions to this Agreement, changing in any manner or eliminating any of the provisions of this Agreement, or modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall

           (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loans which are required to be distributed on any Certificate, without the consent of the related Certificateholder, or

           (ii) reduce the aforesaid percentage of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates then outstanding.

      Further, the Seller, the Servicer and the Trustee, at any time and from time to time, without the consent of the Certificateholders, may amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Fund (or of the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, as the case may be) as a REMIC, at all times that any Certificates are outstanding; provided, however, that such action, as evidenced by an Opinion of Counsel, is necessary or helpful to maintain such qualification and would not adversely affect in any material respect the interest of any Certificateholder.

      Promptly after the execution of any amendment, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

      It shall not be necessary for the consent of Certificateholders under this Section 10.12 to approve the particular form of any proposed amendment; instead, it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

      Notwithstanding any contrary provision of this Agreement, no amendment shall be made to this Agreement unless the Servicer and the Trustee shall have received an Opinion of Counsel to the effect that such amendment will not cause the Trust Fund (or the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, as the case may be) to fail to qualify as a REMIC at any time that any Certificates are outstanding, or cause a tax to be imposed on the Trust Fund (or either the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be) under the REMIC Provisions.

      Section 10.13  Special Notices to Rating Agencies.

      (a) The Servicer shall provide to each Rating Agency copies of the annual statement of compliance described in Section 3.12 and the annual independent public accountants' servicing report described in Section 3.13, and the Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

           (i)  Any amendment to this Agreement pursuant to Section 10.12;

           (ii) Any assignment by the Servicer of its rights and delegation of its duties pursuant to Section 10.01;

           (iii)  Any resignation of the Servicer pursuant to Section 6.04;

           (iv) The occurrence of any Event of Default described in
Section 7.01; or

           (v)  The making of a final payment pursuant to Section 9.02.

      (b) The Servicer shall give prompt notice to each Rating
Agency of the occurrence of any of the following events:

           (i) The substitution or repurchase of any Mortgage Loan pursuant to Section 2.02, 2.03, 2.04, 3.02, 3.08 or 9.01;

           (ii) The resignation or removal of the Trustee pursuant to
Section 8.08; or

           (iii) The appointment of a successor trustee pursuant to
Section 8.09.

                             EXHIBIT A

                       FORMS OF CERTIFICATES

                             EXHIBIT B


                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-Off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Servicing Fee Rate for such Mortgage Loan.]

                             EXHIBIT C

                  FORM OF SERVICER'S CERTIFICATE


      ----------------, -----
                           (month)        (year)


      HOMESIDE MORTGAGE SECURITIES, INC.
      REMIC Multi-Class Pass-Through Certificates,
      Series 199_-__

           Pursuant to the Pooling and Servicing Agreement dated as of _____ 1, 199__ (the "Agreement") between HomeSide Lending,
Inc. (the "Servicer"), and ______________________ (the
"Trustee"), governing the Certificates referred to above, the Servicer hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.  Mortgage Loan Information:

           (1) Aggregate Scheduled Monthly
                 Payments:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                     $________

           (2) Aggregate Monthly Payments

                 Received and Monthly Advances
                 made this Month:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                      $________

           (3) Aggregate Principal
                 Prepayments Received and
                 applied in prior month:       $________

           (4) Aggregate Mortgagor Payments
                 in full in prior month:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                     $________

           (5) Aggregate Insurance Proceeds
                 for prior month:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                    $________

           (6) Aggregate Deficient Valuations with respect to the Mortgage Loans during the prior month and loan numbers:
                                               $--------]

           (7) Aggregate Debt Service Reductions with respect to the Mortgage Loans during the prior month and loan numbers:

                                                  $--------]

           (8) Aggregate Liquidation
                 Proceeds for prior month:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                    $________

           (9) Aggregate Purchase Prices for
                 Defaulted Mortgage Loans:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                    $________

          (10) Aggregate Purchase Prices
                 (and substitution adjustments)
                 for Defective Mortgage Loans:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                    $________

          [(11) Aggregate Purchase Prices for
                 Designated Mortgage Loans:
                     (a) Principal             $________
                     (b) Interest              $________
                     (c) Total                    $________]

          (12) Aggregate Purchase Price for
                 Modified Mortgage Loans:
                     (a) Principal             $________
                     (b) Interest              $________

                     (c) Total                    $________

          (13) Pool Scheduled Principal
                 Balance:                       $________

          (14) Available Funds:                $________

          (15) Accrued Certificate Interest,
                 unpaid Accrued Certificate
                 Interest and Pay-out Rate:

                Class A-1     $__________      $__________    ____%
                Class A-2     $__________      $__________    ____%
                Class B       $__________      $__________    ____%
                Class S       $__________      $__________    ____%

          (16) Principal Distribution
                 Amount:                       $_____________

                Class A-1     $__________
                Class A-2     $__________
                Class B       $__________
                Class S       $__________

          (17) Additional distributions to
                 the Class R Certificate
                 pursuant to Section 4.01(b):  $_____________

          (18) Certificate Interest Rate of
                 the Class S Certificates:

          (19) The Accrual Amount for such
                 Distribution Date:

      B.  Other Amounts:

           [1. Amount of coverage under
                each Pool Policy:              $_____________

           [2. Amount of coverage under
                the Special Hazard Insurance
                Policy:                        $_____________]

           [3. Current Bankruptcy Amount:      $_____________]

                [4. The amount to be deposited
                to the Certificate Account
                pursuant to Section 3.17(a):   $_____________]

                5. Senior Percentage:                _____________%

                6. Senior Prepayment Percentage:     _____________%

                7. Junior Percentage:                _____________%

                8. Junior Prepayment Percentage:     _____________%

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                               HOMESIDE LENDING, INC.

                               By
                                    Title:

                             EXHIBIT D

         Form of Transfer Certificate as to ERISA Matters
                 For ERISA-Restricted Certificates



[Trustee]




      [NAME OF OFFICER] hereby certifies that:

      1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of ____________] [the United States], on behalf of which he makes this affidavit.

      2. The Investor is not, and on ________________ [insert date of transfer of ERISA- Restricted Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between ___________________________________, as Trustee and HomeSide
Mortgage Securities, Inc., dated as of _____ 1, 199__, no transfer of any ERISA-Restricted Certificates shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Seller to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199[_].

                               [NAME OF INVESTOR]


                               By:


[Corporate Seal]

Attest:



[Assistant] Secretary

                             EXHIBIT E

         Form of Residual Certificate Transferee Affidavit



STATE OF             )
                     ) ss.:
COUNTY OF            )

           [NAME OF OFFICER], being first duly sworn, deposes and says:

           1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he makes this affidavit.

           2. That the Purchaser's Taxpayer Identification Number is [
].

           3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of HomeSide Mortgage Securities, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 199_-__.

           4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire the Residual Certificates.

           5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between _____________________________, as Trustee, and HomeSide Mortgage Securities, Inc. dated as of _____ 1, 199_, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

           6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

           7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

           8. That the Purchaser will not transfer the Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

           9. That the Purchaser understands that, as the holder of the Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding the Residual Certificate as they become due.

           10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United

States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

           12. That the Purchaser consents to the designation of the Trustee as its agent to act as "tax matters person" of the Trust Fund pursuant to Section 2.09 of the Pooling and Servicing
Agreement.



           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this _____ day of __________, 19__.

                               [NAME OF PURCHASER]


                             By:______________________________
                                [Name of Officer]
                                [Title of Officer]


           Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


           Subscribed and sworn before me this _____ day of __________, 19__.


NOTARY PUBLIC


------------------------------

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT F

         [Form of Residual Certificate Transferor Letter]



      [Date]



[Trustee]




           Re:  HomeSide Mortgage Securities, Inc.
                REMIC Multi-Class Pass-Through Certificates, Series 199 -__

Ladies and Gentlemen:
           [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the [Transferor] has conducted a reasonable investigation at the time of the transfer and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due.
                               Very truly yours,

                               [Transferor]

                               -------------------------------

                             EXHIBIT G

      [Form of Investment Letter for Restricted Certificates]




      [Date]



[Trustee]




                Re:  HomeSide Mortgage Securities, Inc.
                     REMIC Multi-Class Pass Through
                     Certificates, Series 199 -__

Ladies and Gentlemen:

      The undersigned, a [Title of Officer] of [Name of Investor]
(the "Investor"), a [corporation] duly organized and existing under the laws of the [the State of __________________] [the
United States], hereby certifies as follows:

      The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between _________________________________, as Trustee, and HomeSide
Mortgage Securities, Inc. (the "Seller"), dated as of _____ 1, 199__ (the "Agreement"), no transfer of a Restricted Certificate (the "Restricted Certificates") may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

      The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Seller nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

      The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

      The Investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is either an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act or other sophisticated institutional investor.

      The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

      If the Investor sells or otherwise transfers any of the Restricted Certificates, the Investor will obtain from any subsequent purchaser (a) the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph and (b) an opinion of counsel that the Trustee shall require pursuant to the Agreement.

      The Investor hereby indemnifies the Trustee, the Seller and the Servicer against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws.

Such indemnification of the Trustee, the Seller and the Servicer shall survive the termination of the Agreement.

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this _____ day of __________, 19__.

                               [NAME OF INVESTOR]


                             By:______________________________
                                [Name of Officer]
                                [Title of Officer]